As filed with the Securities and Exchange Commission on June 29, 2007

1933 Act File No. 333-142698

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933
☒	Pre-effective Amendment No. 1
☐	Post-effective Amendment No.
☐	Registration Statement Under the Investment Company Act of 1940
Amendment No.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

(Exact name of Registrant as Specified in Charter)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

1-866-839-5205

(Registrant’s telephone number, including Area Code)

Mr. Christian Pittard

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copies to:

Sander M. Bieber, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Landesbank Berlin AG

Alexanderplatz 2-10178

Berlin, Germany

(Name and Address of Selling Stockholder)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit*	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock ($.01 par value)	2,592,641	$15.91	$41,248,918	$1,266.34

*	Estimated pursuant to Rule 457(c) on the basis of market value per share on May 4, 2007. The price at which securities will be offered pursuant to this Registration Statement will be the then current market price of such shares on the American Stock Exchange, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such shares are traded, which may differ from the market value per share on May 4, 2007.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

PROSPECTUS

ABERDEEN AUSTRALIA EQUITY FUND, INC.

2,592,641 Common Shares

Par value $.01 per Share

This Prospectus relates to the offer and sale of 2,592,641 shares of Common Stock par value $.01 (“Common Stock”) of Aberdeen Australia Equity Fund, Inc. (“Fund”) by the Selling Stockholder, identified under the heading “Selling Stockholder.” No shares of the Fund’s Common Stock are being offered by the Fund pursuant to this Prospectus.

The Selling Stockholder may offer its shares of Common Stock from time to time through broker-dealers at prevailing market prices on the American Stock Exchange (“Amex”), or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such shares are traded. The Selling Stockholder’s shares of Common Stock which are registered hereunder are referred to in this Prospectus as the “Shares.” The Fund will not receive any of the proceeds from the sale of the Shares by the Selling Stockholder. See “Use of Proceeds.”

The Fund’s Common Stock is traded on the Amex under the symbol “IAF.” The last reported sale price of the Fund’s Common Stock, as reported by the Amex on June 26, 2007 was $17.80 per share. The net asset value of the Fund’s Common Stock at the close of business on June 26, 2007 was $16.31 per share.

The Fund is a non-diversified, closed-end management investment company. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. The Fund’s investment manager is Aberdeen Asset Management Asia Limited (“Investment Manager”), an affiliate of the Fund’s investment adviser, Aberdeen Asset Management Limited (“Investment Adviser”), and of the Fund’s administrator, Aberdeen Asset Management Inc. (“Administrator”). The Fund’s address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is 1-866-839-5205.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. The Fund also has authority (which it has not exercised) to borrow to finance investments and to issue preferred stock. Both practices entail risks. For a discussion of these and other risks, see “Risks and Special Considerations.”

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be retained for future reference. The Statement of Additional Information (“SAI”), dated June 29, 2007, contains more information about the Fund and is incorporated by reference into this Prospectus. The Table of Contents for the SAI is on page 32 of the Prospectus. You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to stockholders, as well as to obtain other information about the Fund and to make stockholder inquiries. The Fund’s SAI, as well as the annual and semi-annual reports to stockholders, is also available on the Fund’s website at www.aberdeeniaf.com. The Securities and Exchange Commission (“SEC”) maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Common Stock trades at a discount to its net asset value, the risk of loss may increase for purchasers of the Shares. This risk may be greater for investors who expect to sell their Common Stock in a relatively short period after purchasing the Shares. See “Risks and Special Considerations—Net Asset Value Discount.”

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The following table applies to the proposed offering of the Shares by the Selling Stockholder:

	Price to the Public(1)	Sales Load		Proceeds to the Selling Stockholder(2)
Per Share	$17.80	$.06	(3)	$17.74	(4)
Total	$46,149,009	$155,558	(3)	$45,993,451	(4)

(1)	Based on the market price of the Fund’s shares at the close of trading on the Amex on June 26, 2007. The price at which securities will be offered pursuant to this Registration Statement will be the then current market price of such shares on the Amex, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such shares are traded, which may differ from the market price at the close of trading on the Amex on June 26, 2007.
(2)	The total expenses of the offering, estimated to be approximately $90,000, will be borne by the Selling Stockholder (except for a portion of the fees which may be borne by Aberdeen Asset Management Inc.), and have not been deducted from the “Proceeds to the Selling Stockholder.”
(3)	The Selling Stockholder has informed the Fund that the Selling Stockholder intends to use the services of one or more brokers to sell Shares pursuant to this Prospectus, and that the Selling Stockholder will pay such brokers commissions of between $.01 to $.06 per share. For purposes of this table, the maximum estimated commission of $.06 per share has been used.
(4)	In the event the Selling Stockholder pays the minimum estimated commission of $.01 per share, the proceeds to the Selling Stockholder would be $17.79 per share, or an aggregate of $46,123,083.

June 29, 2007

In purchasing Shares, you should rely only on the information contained in, or incorporated by reference into, this Prospectus or in any amendment or supplement thereto. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus, or in any amendment or supplement thereto, is accurate only as of the date of this Prospectus, or of such amendment or such supplement, as applicable. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus, or since the date of any such description in an amendment or supplement thereto.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page 18 of the Prospectus.

The Selling Stockholder	The Selling Stockholder is Landesbank Berlin AG, a German banking corporation organized under the laws of the Federal Republic of Germany (“Selling Stockholder” or “LB”). The Selling Stockholder has advised the Fund that, as of April 11, 2007, it was the beneficial owner of 2,592,641 shares of the Fund’s Common Stock. All of such 2,592,641 shares (the “Shares”) are registered hereunder and are being offered by this Prospectus. See “Selling Stockholder.”

Use of Proceeds	The Fund will not receive any of the proceeds from sale of the Shares. The Selling Stockholder has indicated that such proceeds will be used by the Selling Stockholder for general corporate purposes. See “Use of Proceeds.”

Plan of Distribution	The Shares will be sold at their then current price on the Amex, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such shares are traded, at such times and in such numbers as the Selling Stockholder may determine from time to time. The Selling Stockholder reserves the right to terminate sales of Shares pursuant to this offering at any time. See “Plan of Distribution.”

Amex Listed	The Fund’s shares of Common Stock are listed for trading on the Amex under the symbol “IAF.” The last reported sale price of the Fund’s Common Stock, as reported by the Amex on June 26, 2007 was $17.80 per share. The net asset value of the Fund’s Common Stock at the close of business on June 26, 2007 was $16.31 per share. See “Description of Common Stock.”

Stock Repurchase Program	Under the Fund’s stock repurchase program, the Fund is permitted to repurchase up to 10% of its outstanding shares on the open market during any 12-month period if and when the discount from net asset value is at least 10%. The Fund may borrow to repurchase shares under this program. There have not been any repurchases of shares under this program since 2002. Applicable law may prevent such repurchases during the offering of the Shares described herein. See “Description of Common Stock—Stock Repurchase Program.”

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

Investment Objectives	The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund’s investment objectives may not be changed without the approval of a majority of the Fund’s outstanding voting securities. See “Investment Objectives.”

Investment Policies	The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the ASX. For these purposes, Australian companies means companies that are tied economically to Australia. The Fund may invest up to 10% of its total assets in unlisted equity securities. It may also invest in debt securities issued by Australian companies, Australian Federal and State governments and the U.S. government. The Fund’s investments in any one industry or group of industries are generally limited to 25% of its total assets, except that it may invest between 25% and 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. The Fund has authority to engage in options transactions, to enter into repurchase agreements and to lend its portfolio securities. See “Investment Policies.”

Investment Restrictions	The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)	The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•      Offer of Shares. Because the Shares would constitute a significant block of the Fund’s Common Stock, their offering may exert downward pressure on the market price of the Fund’s shares to the extent not offset by demand.

•      Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies— primarily the Australian dollar, but also the New Zealand dollar. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•      Foreign Securities. In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Australia and New Zealand. The Australian securities market for both listed and unlisted securities may be more volatile and is less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections. Regulatory oversight of markets and custody facilities may differ from that in the U.S.

•      Concentration. The Fund may invest up to 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. An industry sector can include more than one industry group. As of May 31, 2007, 32.6% of the Fund’s total assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors. Such a concentration of investments in a single industry sector makes the Fund particularly vulnerable to adverse economic, political or other developments affecting that sector. Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Also, because the Fund’s investments are primarily in Australian securities, the Fund will be particularly affected by adverse political, economic and other developments impacting Australia.

•     Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•     Distribution Rate. There can be no assurance that the Board will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy. Additionally, distributions may include return of capital as well as net investment income and capital gains. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions. See “Dividends and Distributions.”

•     Non-Diversified Fund. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

•     Stock Repurchases. When the Fund repurchases shares of its Common Stock pursuant to the Fund’s stock repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

•     Anti-Takeover Provisions. The Fund’s charter and bylaws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management. Also, Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

•     Leverage. The Fund has authority to issue preferred stock and to borrow to finance investments. Each of these is a form of “leverage” that entails particular risks for holders of Common Stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s Common Stock as well as the net asset value of the Common Stock and the voting rights of holders of Common Stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s Common Stock, as well as on distributions to holders of Common Stock. Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any preferred stock or borrowings would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

•      Unlisted Securities. The Fund may invest up to 10% of its total assets in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

•      Securities Lending. With respect to loans of its portfolio securities, the Fund is exposed to risks of loss in the event of default or bankruptcy of the borrower, and in the event that the return on the loan, or on invested collateral, is less than the related costs.

•      Options. Options strategies may not be successful if the Investment Adviser’s expectations about market trends are not fulfilled. These strategies can also increase portfolio turnover and involve costs to the Fund.

•      Repurchase Agreements. These transactions involve risks in the event of counterparty default or insolvency.

Investment Manager and Investment Adviser	The Fund’s Investment Manager is Aberdeen Asset Management Asia Limited, a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients, with approximately $11.9 billion in assets as of May 31, 2007, including the Fund and two other U.S. registered closed-end funds with aggregate net assets of approximately $2.2 billion in assets as of May 31, 2007. The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Fund’s Investment Adviser is Aberdeen Asset Management Limited, an Australian corporation affiliated with the Investment Manager. The Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser managed approximately $0.7 billion in assets as of May 31, 2007. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Adviser is a wholly-owned subsidiary of the Investment Manager. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scots company, that is the parent company of an asset management group (the “Aberdeen Group”) managing approximately $164.6 billion in assets as of May 31, 2007, including approximately $60.2 billion of investments in equity securities as of May 31, 2007, for pension funds, financial institutions, investment trusts, unit trusts, U.S. registered investment companies, offshore funds, charities and private clients. See “Management of the Fund—The Investment Manager and the Investment Adviser.”

The Fund pays a fee to the Investment Manager computed at the annual rate of 1.10% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.90% of such assets between $50 million and $100 million, and 0.70% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

The Investment Manager pays the fees of the Investment Adviser. These fees are computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.25% of such assets between $50 million and $100 million, and 0.15% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

Portfolio Managers	The following persons have day-to-day management of the Fund’s portfolio—Hugh Young, Managing Director of the Investment Manager; Peter Hames, a Director of the Investment Manager; and Augustine Mark Daniels, Michelle Casas and Natalie Tam, investment professionals of the Investment Adviser. See “Management of the Fund—Portfolio Management.”

Administrator	Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, acts as the Fund’s administrator (“Administrator”). The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager and Investment Adviser. The Fund pays a fee to the Administrator at an annual rate equal to 0.04% of the Fund’s average weekly net assets plus the amount of any borrowings for investment purposes. The Administrator delegates certain of its responsibilities to a sub-administrator, Princeton Administrators, LLC. See “Management of the Fund—Administrator.”

Custodian and Transfer Agent	State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian. The Bank of New York, 101 Barclay Street, New York, New York 10286, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. See “Management of the Fund—Custodian and Transfer Agent.”

Dividends and Distributions	The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The current rolling distribution rate is 10%, but this rate may be changed by the Board. There can be no assurance that the Board will continue a managed distribution policy. See “Dividends and Distributions.”

Dividend Reinvestment and Cash Purchase Plan	Stockholders may elect to have their distributions automatically reinvested in Fund shares which will be either issued by the Fund or purchased on the open market, depending on the market price per share plus any brokerage commissions, relative to the Fund’s net asset value per share.

Taxation	Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s stockholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

FUND EXPENSES

Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	0%
Dividend Reinvestment and Cash Purchase Plan Fees	0%
Annual Operating Expenses (As a Percentage of Average Net Assets Attributable to the Fund’s Common Stock)
Management Fee(1)	0.85%
Other Expenses(2)(3)	0.62%
Total Annual Operating Expenses	1.47%

(1)	See “Management of the Fund—The Investment Manager and the Investment Adviser” for additional information.
(2)	“Other Expenses” have been estimated for the current fiscal year.
(3)	Includes an administration fee of 0.04% of average net assets attributable to the Fund’s Common Stock. See “Management of the Fund—Administrator” for additional information.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$15	$47	$80	$176

The above tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. This “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Stock. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

This Example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years, and for the six months ended April 30, 2007. Certain information reflects financial results for a single Fund share. The following information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The report of PricewaterhouseCoopers LLP, together with the financial statements of the Fund, are included in the Fund’s October 31, 2006 Annual Report, and are included in the SAI, which is available upon request. The information for the six months ended April 30, 2007 is unaudited.

	For the Six Months Ended April 30, 2007		Year Ended October 31,
	(unaudited)		2006	2005	2004	2003	2002
Per share operating performance(1):

Net asset value, beginning of year	$13.25		$11.75	$10.64	$9.38	$6.84	$5.97

Net investment income	0.16		0.41	0.37	0.28	0.12	0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	2.84		2.47	1.79	1.76	2.58	.93

Total from investment operations	3.00		2.88	2.16	2.04	2.70	1.08

Distributions from:

Net investment income	(0.33)		(0.48)	(0.51)	(0.30)	(0.10)	(0.15)
Long-term capital gains	(0.48)		(0.90)	(0.54)	(0.36)	(0.07)	(0.07)
Tax return of capital	—		—	—	(0.12)	—	—

Total distributions	(0.81)		(1.38)	(1.05)	(0.78)	(0.17)	(0.22)

Payment by shareholder of short-swing profit	—		— (3)	—	—	—	—
Capital reduction with respect to issuance of Fund shares	(0.07)		—	—	—	—	—
Increase resulting from Fund share repurchase	—		—	—	—	0.01	0.01

Net asset value, end of year	$15.37		$13.25	$11.75	$10.64	$9.38	$6.84

Market price per share, end of year	$16.40		$14.00	$12.99	$10.25	$8.40	$5.73

Total investment return based on(2):

Market value	23.9%		20.09%	38.98%	32.53%	50.40%	12.55%
Net asset value	22.7%		25.66%	21.11%	23.19%	40.69%	19.04%
Ratio to average net assets/supplemental data:

Net assets, end of year (000 omitted)	$294,020		$223,588	$197,421	$178,551	$157,419	$115,490
Average net assets (000 omitted)	$258,684		$209,507	$194,946	$166,284	$128,662	$114,213
Net expense	1.62	%(4)	1.45%	1.48%	1.75%	2.55%	1.76%
Expenses without reimbursement expenses	1.63	%(4)	1.55%	1.48%	1.75%	2.55%	1.76%
Net investment income	2.30	%(4)	3.31%	3.21%	2.85%	1.66%	2.33%
Portfolio turnover	12%		16%	28%	23%	32%	56%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Amount is less than $0.005 per share.
(4)	Annualized.

NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
	2001	2000	1999	1998
Per share operating performance(1):

Net asset value, beginning of year	$6.86	$8.78	$8.25	$9.35

Net investment income	0.12	0.14	0.08	0.21
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.33)	(1.25)	1.26	(0.41)

Total from investment operations	(0.21)	(1.11)	1.34	(0.20)

Distributions from:

Net investment income	—	(0.12)	(0.30)	(0.23)
Long-term capital gains	—	(0.69)	(0.51)	(0.66)
Tax return of capital	(0.68)	—	—	—

Total distributions	(0.68)	(0.81)	(0.81)	(0.89)

Payment by shareholder of short-swing profit	—	—	—	—
Capital reduction with respect to issuance of Fund shares	—	—	—	(.01)
Increase resulting from Fund share repurchase	— (3)	—	—	—

Net asset value, end of year	$5.97	$6.86	$8.78	$8.25

Market price per share, end of year	$5.29	$5.875	$8.00	$6.5625

Total investment return based on(2):

Market value	1.06%	(17.31)%	34.91%	(0.38)%
Net asset value	(2.32)%	(12.02)%	17.77%	(0.34)%
Ratio to average net assets/supplemental data:

Net assets, end of year (000 omitted)	$102,361	$117,941	$150,916	$141,794
Average net assets (000 omitted)	$115,051	$143,801	$157,565	$149,827
Net expense	1.80%	1.66%	2.58%	1.61%
Expenses without reimbursement expenses	1.80%	1.66%	2.58%	1.61%
Net investment income	1.77%	1.66%	.87%	2.38%
Portfolio turnover	50%	120%	143%	180%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.

NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

FINANCIAL HIGHLIGHTS (Concluded)

Year Ended October 31,
1997
Per share operating performance(1):

Net asset value, beginning of year	$10.98

Net investment income	0.18
Net realized and unrealized gains/(losses) on investments and foreign currencies	(1.45)

Total from investment operations	(1.27)

Distributions from:

Net investment income	(0.17)
Long-term capital gains	(0.18)
Tax return of capital	—

Total distributions	(0.35)

Payment by shareholder of short-swing profit	—
Capital reduction with respect to issuance of Fund shares	(0.01)
Increase resulting from Fund share repurchase	—

Net asset value, end of year	$9.35

Market price per share, end of year	$7.44

Total investment return based on(2):

Market value	(15.17)%
Net asset value	(11.37)%
Ratio to average net assets/supplemental data:

Net assets, end of year (000 omitted)	$159,422
Average net assets (000 omitted)	$182,588
Net expense	1.39%
Expenses without reimbursement expenses	1.39%
Net investment income	1.68%
Portfolio turnover	270%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.

NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

SELLING STOCKHOLDER

The Shares to be offered and sold pursuant to this Prospectus are beneficially owned by Landesbank Berlin AG (the “Selling Stockholder” or “LB”), a German banking organization which is a corporation formed under the laws of the Federal Republic of Germany, with its registered office located at Alexanderplatz 2-10178, Berlin, Germany. The Shares were formerly owned by Bankgesellschaft Berlin AG (“BGB”), the Selling Stockholder’s parent corporation, which is now called Landesbank Berlin Holding AG (“LBH”).

The Selling Stockholder has advised the Fund that, as of June 27, 2007, it was the beneficial owner of 2,592,641 shares (constituting approximately 13.6% of the then outstanding shares) of the Fund’s Common Stock. All of such shares (the “Shares”) are registered hereunder and are being offered by this Prospectus. If all of the Shares being offered under this Prospectus are sold, after completion of the offering the Selling Stockholder will not hold any shares of the Fund’s Common Stock.

The Selling Stockholder has advised the Fund that BGB initially acquired a total of 5,370,349 shares of the Fund’s Common Stock in October and November 2002, of which 5,348,149 shares were purchased from Mira L.P. in a private transaction that closed on October 22, 2002 and 22,200 shares were purchased in open market transactions in November 2002. Together with 4,600 shares of Common Stock previously owned by BGB, after these purchases, BGB owned a total of 5,374,949 shares, or approximately 31.4% of the then outstanding shares, of the Fund. The Selling Stockholder has informed the Fund that, from November 2004 through November 21, 2005, BGB sold a total of 753,999 shares of Common Stock in at-the-market transactions pursuant to the provisions of Rule 144 under the Securities Act of 1933, as amended (“1933 Act”).

On August 8, 2005, a registration statement on Form N-2 was filed with the SEC, covering 3,975,000 shares of the Fund’s common stock then owned by BGB (the “2005 Registration Statement”). The 2005 Registration Statement was declared effective on December 8, 2005. The Selling Stockholder has advised the Fund that BGB commenced sales pursuant to the 2005 Registration Statement on December 21, 2005, and subsequently completed the sale of all shares that were registered for sale under the 2005 Registration Statement. Of the shares sold by BGB pursuant to the 2005 Registration Statement, BGB sold 1,600,000 shares to Credit Suisse and bought over-the-counter call options to purchase 1,600,000 shares of the Fund’s Common Stock from such counterparty, sold 810,000 shares to HypoVereinsBank and bought over-the-counter call options to purchase 810,000 shares of the Fund’s Common Stock from such counterparty, and sold 810,000 shares to Dresdner Bank AG and bought over-the-counter call options to purchase 810,000 shares of the Fund’s Common Stock from such counterparty. The Selling Stockholder has advised the Fund that such options were exercisable only on July 3, 2006, and that on such date, BGB exercised the 810,000 options purchased from HypoVereinsBank in accordance with their terms, exercised the 810,000 options purchased from Dresdner Bank AG in accordance with their terms, and exercised 685,991 options purchased from Credit Suisse in accordance with their terms. The Selling Stockholder has advised the Fund that of the remaining options purchased by BGB from Credit Suisse, 114,009 options and 800,000 options were cancelled on July 3, 2006, upon payments by Credit Suisse, resulting in the disposition by BGB of all interest in the shares of the Fund’s Common Stock to which such options related.

The Selling Stockholder has advised the Fund that, effective August 29, 2006, BGB, the parent corporation of the Selling Stockholder, changed its name to Landesbank Berlin Holding AG and all of the assets of BGB were transferred to the Selling Stockholder, which was newly organized (the “Reorganization”). The Selling Stockholder has advised the Fund that upon the closing of the Reorganization on August 29, 2006, the 2,783,741 shares of the Fund’s Common Stock previously held by BGB were transferred to the Selling Stockholder. The Selling Stockholder has informed the Fund that, during March and April of 2007, the Selling Stockholder sold a total of 191,100 shares of Common Stock in at-the-market transactions pursuant to the provisions of Rule 144 under the 1933 Act.

The Selling Stockholder has informed the Fund that the Selling Stockholder intends to sell Shares in this offering periodically in at-the-market sales on the Amex, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such Shares are traded, at such times and in such manner as the Selling Stockholder may determine to be advantageous. See “Plan of Distribution.” The Selling Stockholder has informed the Fund that the Selling Stockholder has not determined how many Shares it will sell pursuant to this offering and reserves the right to terminate sales and this offering at any time. The Selling Stockholder has also informed the Fund that the Selling Stockholder may continue to sell its shares of the Fund’s Common Stock under Rule 144, to the extent permitted by Rule 144, at the same time as it is selling Shares pursuant to this offering. Any Shares sold pursuant to Rule 144 will not be covered by this Prospectus.

The Board of Directors indicated in the proxy statement for the Fund’s 2004 Annual Meeting of Stockholders that, if the Fund’s stockholders voted to recommend the adoption of the alternative directors qualifications set forth in such proxy statement, the Board would amend the Fund’s bylaws accordingly. The Board of Directors further indicated in the proxy statement that, in the event the bylaws were so amended by the Board, then it was the intention of the Board of Directors promptly thereafter to increase the size of the Board by one Director and to elect one representative of BGB to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continued to own at least 25% of the Fund’s Common Stock, and further provided that such representative then satisfied the alternative director qualifications. At the 2004 Annual Meeting of Stockholders, the stockholders voted to recommend that the Board amend such provisions of the Fund’s bylaws by adopting the alternative director qualifications. BGB submitted Mr. Moritz Sell as its proposed representative to serve on the Board of Directors. The Fund’s Nominating Committee, composed entirely of directors who are not deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Investment Manager or the Investment Adviser (“Independent Directors”), determined that Mr. Sell met the alternative director qualifications and was otherwise an appropriate candidate to serve as a Director of the Fund. In May 2004, the Board of Directors amended the Fund’s bylaws to adopt the alternative director qualifications and increased the size of the Board of Directors by one Director. Upon the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Sell as a Class I Director to serve for the remainder of a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007. The Selling Stockholder has informed the Fund that BGB had agreed to indemnify Mr. Sell in connection with his service as a Director of the Fund for an initial term expiring at the Annual Meeting of Stockholders to be held in 2007. At the 2007 Annual Meeting of Stockholders, Mr. Sell was elected, not as the representative of LB or LBH, but in his own capacity, as a Class I Director of the Fund to serve a three-year term expiring at the Annual Meeting of Stockholders to be held in 2010. The Selling Stockholder has informed the Fund that, because Mr. Sell no longer serves as a Director as a representative of LB or LBH, he is no longer indemnified by LB or LBH in connection with such service. The Selling Stockholder has informed the Fund that Mr. Sell has been a director, market strategist with LB and its predecessor, now holding company, LBH (formerly BGB) since 1996.

USE OF PROCEEDS

The Selling Stockholder has advised the Fund that proceeds received by the Selling Stockholder as a result of any sale of Shares hereunder will be utilized by the Selling Stockholder for general corporate purposes.

The Fund will not receive any of the proceeds from the sale of the Shares by the Selling Stockholder.

PLAN OF DISTRIBUTION

The Selling Stockholder has informed the Fund that the Selling Stockholder intends to sell Shares in this offering periodically in at-the-market sales on the Amex, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which the Shares are traded, at such times and in such number as the Selling Stockholder may determine to be advantageous in light of the price at which the Shares trade from time to time, the volume of trading, the relationship of the Shares’ trading price to their net asset value, and any other factors that the Selling Stockholder considers relevant.

The last reported sale price of the Fund’s Common Stock, as reported by the Amex on June 26, 2007 was $17.80 per share. The price at which securities will be offered pursuant to this offering will be the then current market price of such shares on the Amex, or on other registered national securities exchanges, inter-dealer quotation systems, or alternative trading systems, through which such shares are traded, which may differ from the market price at the close of trading on the Amex on June 26, 2007.

The Selling Stockholder has indicated that it has not determined how many Shares it will sell pursuant to this offering and reserves the right to terminate sales and this offering at any time. The offering could be conducted over an extended period of time, lasting one year or more. The Selling Stockholder has indicated that if it determines that it is able to sell its Shares in accordance with the provisions of Rule 144 under the 1933 Act in a manner other than pursuant to this offering, either during this offering or after termination of this offering, it may choose to do so.

The Selling Stockholder has informed the Fund that, in connection with sales of Shares, the Selling Stockholder reserves the right to enter into arrangements with the buyer to provide price protection. The Selling Stockholder has informed the Fund that any such arrangements, if effected, would not have the effect that Shares sold pursuant to this Registration Statement would not be sold, or would be reacquired, by the Selling Stockholder.

The Selling Stockholder has informed the Fund that the Selling Stockholder intends to use the services of one or more brokers (collectively, “Selling Brokers”), which may include, without limitation, Seaboard Securities, Inc. and TFS Securities, Inc., to sell Shares pursuant to this Prospectus, and that the Selling Stockholder will pay the Selling Brokers commissions of 1 ¢ to 6 ¢ per share.

The Fund and the Selling Stockholder will enter into an agreement, upon the effectiveness of the Fund’s Registration Statement, pursuant to which they will agree to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

The Selling Stockholder has informed the Fund that pursuant to the sales agreement that the Selling Stockholder intends to enter into with each Selling Broker, the Selling Stockholder will agree to indemnify the Selling Broker in connection with the accuracy and completeness of the information provided by the Selling Stockholder to the Fund for inclusion in and/or preparation of the Fund’s Registration Statement and in fact included herein.

The Fund anticipates entering into an agreement with each Selling Broker, pursuant to which the Fund will agree to indemnify the Selling Broker in connection with the accuracy and completeness of the information provided by the Fund for inclusion in this Registration Statement.

DESCRIPTION OF COMMON STOCK

The Fund, which was incorporated under the laws of the State of Maryland on September 30, 1985, is authorized to issue 50,000,000 shares. There are currently authorized 30,000,000 shares of Common Stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share. As of the date of this Prospectus, the Fund has not issued any shares of preferred stock and the Board of Directors has no present intention to issue shares of preferred stock. All references to “stock” or “shares” herein refer to Common Stock, unless otherwise indicated. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights. In December 2006, pursuant to a registration statement on Form N-2, the Fund issued 2,225,000 shares of Common Stock. The number of shares of Common Stock outstanding as of May 31, 2007 was 19,128,968.

The Fund’s outstanding shares are publicly held and listed and traded on the Amex. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of Common Stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of shares of Common Stock traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low(1)		Amex Market Price Per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading Volume(4)
During Quarter Ended	High	Low	High	Low	High	Low
January 31, 2005	$11.84	$10.68	$11.94	$10.36	0.8%	(3.0)%	4,229,700
April 30, 2005	12.33	11.13	13.50	10.50	9.5	(5.7)	4,386,200
July 31, 2005	11.81	10.78	12.41	10.36	5.1	(3.9)	2,635,900
October 31, 2005	12.49	11.62	13.99	11.75	12.0	1.1	2,435,300
January 31, 2006	12.24	12.33	13.71	12.50	12.0	1.4	5,769,900
April 30, 2006	12.63	12.42	13.90	12.85	10.1	3.5	2,167,900
July 31, 2006	13.69	11.93	14.11	11.66	3.1	(2.3)	3,021,900
October 31, 2006	13.25	12.15	13.99	12.71	5.5	4.6	2,447,500
January 31, 2007	13.38	13.17	14.79	13.59	10.5	3.2	4,107,700
April 30, 2007	15.36	13.50	16.70	13.90	8.7	3.0	3,857,234

(1)	Based on the Fund’s computations.
(2)	Source: The American Stock Exchange.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.

On June 26, 2007, the per share net asset value of the Fund’s Common Stock was $16.31 per share and the per share market price was $17.80, representing a 9.14% premium over such net asset value.

The Fund’s shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, it has frequently been the case that the Fund’s shares have traded at a discount from net asset value. The Fund cannot determine the reasons why the Fund’s shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

Stock Repurchase Program. On March 1, 2001, the Fund’s Board of Directors approved a stock repurchase program, which permits the Fund to repurchase up to 10% of its outstanding shares of Common Stock on the open market during any 12-month period, if and when the discount from net asset value is at least 10%. All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected. Any acquisition of shares by the Fund will decrease the total assets of the Fund and therefore may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund’s net investment income. (The Fund’s fundamental investment restrictions permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act, and related rules and regulatory interpretations.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective. Since inception of the stock repurchase program, the Fund has repurchased 412,700 shares of Common Stock, for a total consideration of $2,424,386, with a cumulative effect of increasing the Fund’s per share net asset value by 2.35 cents. There have not been any repurchases of shares under this program since 2002.

The following information regarding the Fund’s authorized shares is as of May 31, 2007.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	30,000,000	0	19,128,968
Preferred Stock	20,000,000	0	0

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated under the laws of the State of Maryland on September 30, 1985. The Fund is designed for investors seeking experienced professional management of a portfolio of Australian securities. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.”

INVESTMENT OBJECTIVES

The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the ASX. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. There can be no assurance the Fund will achieve its investment objectives. The Fund’s investment objectives and each of the percentage limitations on investments set forth below in “Investment Policies,” unless otherwise indicated, are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

The Board of Directors has adopted a policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. The following criteria will be considered in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the S&P ASX 200 Accumulation Index (“S&P/ASX 200”); (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with

Australian regulatory authorities for sale in Australia; or (viii) is incorporated in Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to stockholders. However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX. The Fund’s equity investments are generally limited to securities of companies that are listed on the ASX. These investments may include securities of New Zealand issuers that are listed on the ASX. However, up to 10% of the value of the Fund’s total assets (at the time of purchase) may be invested in unlisted equity securities.

The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities. During periods when, in the Investment Manager’s judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills. The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.

The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions. In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation. The Fund’s investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.

In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances. The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200. The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund’s performance benchmark. The Fund’s performance benchmark was subsequently changed to the S&P/ASX 200, as reported to stockholders in the Fund’s semi-annual report for the period ended April 30, 2000. The S&P/ASX 200 comprises the top 200 companies listed on the ASX by market capitalization, and was introduced by the ASX in April 2000. The S&P/ASX 200 most closely represents the universe of stocks that are held by the Fund. Standard & Poor’s subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 and replaced such classification system with the Global Industry Classification Standard (“GICS”). The GICS classification tier of 23 Industry Groupings, which the Fund currently uses for its concentration policy, is the classification most comparable to the 24 ASX sectors formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200.

The Fund does not trade in securities for short-term gain. The Fund’s annual portfolio turnover rate for its fiscal year ended October 31, 2006 was 16%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase by the Fund of one year or less.

Options Strategies

The Fund may seek to protect the value of certain of the common stocks in its portfolio against decline by purchasing put options on such stocks. The Fund may also purchase call options on common stock in anticipation of price increases. In addition, the Fund may seek to protect the value of such stocks by selling covered call options on common stock held in its portfolio. A call option is covered if the Fund owns the stock subject to the option or holds a call option on the same stock with an exercise price equal to or less than the exercise price of the call sold. All options purchased will be listed on the ASX.

In order to terminate its rights and obligations on options, the Fund may sell or buy an option in a closing transaction. If an option is not exercised or sold, it will become worthless at its expiration date. The aggregate premiums paid for all options held by the Fund will not exceed 10% of the value of its total assets at the time of the purchase and the Fund will not write any call options if as a result it then would have more than 50% of its total assets subject to purchase upon exercise of calls. See “Risks and Special Considerations” for risks of engaging in options strategies.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also “Risks and Special Considerations.”

Loans of Portfolio Securities

The Fund’s investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund’s lending arrangement includes provisions to permit the Fund to vote the loaned securities. See also “Risks and Special Considerations.”

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

(1) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.

(2) Make short sales of securities or maintain a short position.

(3) (a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Buy or sell commodities, commodity contacts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.

(5) Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund’s investment policies).

(6) Make investments for the purpose of exercising control or management.

(7) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund’s investment portfolio).

(8) Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

Risks From the Offer of Shares. The Selling Stockholder’s offer of the Shares, totaling approximately 13.6% of the Fund’s outstanding shares, may exert downward pressure on the market price for the Fund’s shares to the extent not offset by demand for Fund shares. Any such pressure would continue at least until all the Shares are sold. Neither the extent of any dampening effect, or the extent of offsetting demand, on share price or the length of time either would continue can be predicted.

Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in New Zealand dollars. Accordingly, a change in the value of the Australian dollar or New Zealand dollar against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund’s investments that are New Zealand dollar denominated.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. federal income tax purposes, thus reducing stockholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Foreign Securities Risk. Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Australian securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Foreign Custody. The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories- generally in Australia. (See “Management of the Fund—Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund’s shares have frequently traded in the market below net asset value since the commencement of the Fund’s operations. However, in the 12-month period ended May 31, 2007, the Fund’s shares have traded in the market at an average premium over net asset value of 4.67%. The Fund cannot predict whether its shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate. The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. See “Dividends and Distributions—Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. For the fiscal year ended October 31, 2006 and for the current fiscal year to date, distributions did not exceed the sum of net investment income and realized capital gains. To the extent total distributions for a year exceed the Fund’s net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to stockholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause stockholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the stockholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status. The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Stock Repurchase Risk. Any acquisition by the Fund of its shares, pursuant to its stock repurchase program, will decrease the total assets of the Fund and therefore may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective. There are also tax implications for both tendering and non-tendering stockholders in the event the Fund offers to repurchase its shares. See “Taxation.”

Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to stockholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to stockholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of stockholders may be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to the stockholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions. The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund. The bylaws provide for a staggered election of the Fund’s Directors, who are divided into three classes, each having a term of three years and until their successors are elected and qualify. Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may be regarded as “anti-takeover” because it makes it more difficult for Fund stockholders to change a majority of the Fund’s Directors and, thus, has the effect of maintaining continuity of management. Other bylaw provisions that may be regarded as “anti-takeover:” (a) provide specific requirements for stockholder-requested special meetings; (b) require that stockholders who wish to propose a nominee for Director or have stockholders vote on other proposals satisfy certain advance notice and information requirements; (c) disclose that the Fund has elected, under limited circumstances, to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which sets restrictions on the voting rights of holders of MCSAA “control shares” of the Fund acquired in a MCSAA “control share acquisition;” (d) establish Director qualifications; (e) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the amendment of the Director term and qualification requirements and the director quorum and voting requirements; (f) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (g) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (a) require a two-thirds vote of the stockholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the vacancy occurs; and (d) require that a stockholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.

The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

Concentration. The Fund’s investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200. At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. An industry sector can include more than one industry group. As of May 31, 2007, 32.6% of the Fund’s net assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector. Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Also, the fact that the Fund invests primarily in Australian securities makes it particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar.

Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase Agreement Risk. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Unlisted Securities Risk. The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

Risks of Options. The options market in Australia may be more volatile and less liquid than options markets in the U.S. Currently, on the ASX, options are traded on securities of only a limited number of companies. The extent to which options strategies may reduce the inherent risks in equity investment will depend on the Investment Adviser’s ability to predict price movements in underlying stocks, as to which there can be no assurance. In addition, the Fund’s ability to engage in options transactions will be limited by certain requirements that the Fund must satisfy in order to continue to qualify as a regulated investment company under the Code. See “Taxation.” The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Risks of Issuance of Preferred Shares. The Fund has authority to issue preferred shares. The Board has not yet exercised this authority and has no current intention of exercising this authority. The following is a description of the risks involved if the Fund were to issue preferred shares.

Leverage. The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund’s shares of Common Stock as well as the net asset value of the shares of Common Stock. It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time. If the investment performance of the capital represented by the preferred shares failed to cover the dividends payable thereon, the total return on the Fund’s Common Stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. Negative performance of the invested capital would also reduce the Fund’s net asset value. The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the Common Stock means that dividends on the Common Stock from earnings could be reduced or eliminated.

Voting Rights. Voting rights in the Fund are non-cumulative. The voting rights of the holders of the current outstanding Common Stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights. Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s Directors (the remaining Directors would be elected by holders of the Fund’s Common Stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years’ dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund’s Directors and to continue to be so represented until all dividends in arrears were paid or otherwise provided for. Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.

Asset Coverage. The Fund would be required to have asset coverage with respect to its preferred stock of at least 200 per cent immediately after the issuance of the preferred stock. The Fund would not be permitted to pay any dividend (except a dividend paid in Common Stock) or distribution, or to purchase its Common Stock, unless the asset coverage test was met at the time of declaring the dividend or distribution, or purchasing the stock, after deducting the amount of the dividend, distribution or stock purchase price, as applicable.

Other Considerations. The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of Common Stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of Common Stock, and there can be no assurance that holders of preferred shares would vote to approve transactions approved by holders of the Common Stock. The flexibility to issue preferred shares as well as Common Stock could enhance the Board of

Directors’ ability to negotiate on behalf of the stockholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund’s securities or the removal of incumbent management. The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of Common Stock. See also “Risks of Borrowing and Leverage to Holders of Common Stock,” below.

Risks of Borrowing and Leverage to Holders of Common Stock. The Fund’s fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations. The Board has not yet exercised this authority and has no current intention of exercising this authority. Borrowing is a form of leverage, as is the issuance of preferred stock. Certain risks of leverage are discussed under “Risks of Issuance of Preferred Shares” above. Borrowing, either by the issuance of debt obligations or through loans from banks or private sources, would involve interest and other costs to the Fund. If the return to the Fund from investments made with proceeds of a borrowing did not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of Common Stock. Moreover, leveraging would generally exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund’s Common Stock, as well as on distributions to common stockholders. By increasing the Fund’s invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund’s Common Stock. Any decline in the value of the Fund’s investments would be borne entirely by the holders of its Common Stock. Thus, although leveraging may enhance benefits to holders of Common Stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of Common Stock of a leveraged fund. Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S. dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund’s Common Stock. Moreover, a decline in the value of the Fund’s assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its Common Stock, which could, in turn, jeopardize the Fund’s qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.

Borrowings by the Fund generally require asset coverage of 300 per cent. The Fund would be prohibited from declaring a dividend (other than a dividend payable in stock of the Fund) or distribution on any class of its stock, and from purchasing Fund stock, unless this asset coverage requirement was met at the time such dividend or distribution was declared, or stock was purchased, after deducting the amount of such dividend, distribution or stock purchase price, as applicable. However, the Fund would be permitted to pay dividends on any preferred stock if, at the time of declaring the dividend, the Fund had asset coverage of at least 200% for its borrowings, after deducting the amount of the dividend. Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund’s directors if the Fund failed to have asset coverage for its debt of at least 100 per cent on the last business day of each of twelve consecutive calendar months. This right would continue until such asset coverage was 110 per cent or more on the last business day of each of three consecutive calendar months. An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100 per cent for 24 consecutive months.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser and other service providers.

The Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (“AAML” or the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.

The Investment Manager is a Singapore corporation incorporated in 1991. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients, with approximately $11.9 billion in assets as of May 31, 2007, including the Fund and two other U.S. registered closed-end funds with aggregate net assets of approximately $2.2 billion as of May 31, 2007. The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser managed approximately $0.7 billion of assets as of May 31, 2007. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scots company. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is the parent company of an asset management group managing approximately $164.6 billion in assets as of May 31, 2007, including approximately $60.2 billion of investments in equity securities as of May 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million; 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund paid to the Investment Manager management fees of $1,766,552, $1,664,623 and $1,468,789, respectively. The Investment Manager informed the Fund that, during the same periods, the Investment Manager paid advisory fees of $437,671, $412,069 and $374,426, respectively, to the Investment Adviser. A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement and the Advisory Agreement appears in the SAI and will be available in the Fund’s semi-annual report to stockholders for the six-month period ended April 30, 2007.

In rendering investment advisory services, the Investment Manager and Investment Adviser (the “Advisers”) may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC. The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund. On June 28, 2005, proceedings were issued against Aberdeen UK and Aberdeen Asset Managers Jersey Limited (collectively, the “Aberdeen Parties”) and a non-Aberdeen party, in the High Court in London by Real Estate Opportunities Limited (“REO”). In 2003, the Board of REO announced, with respect to the Aberdeen Parties, that REO had terminated its management contract with immediate effect, and indicated that it held the Aberdeen Parties liable for damages in respect of losses incurred on REO’s income portfolio. The Aberdeen Parties did not accept the validity of REO’s termination without notice, and believe that the plaintiff’s claim was without merit. The Aberdeen Parties vigorously defended the proceedings and counterclaimed for their accrued fees and the fees relating to the 12 months’ notice period provided for in the management contract. In March 2007, REO and the Aberdeen Parties reached a settlement in the proceedings pursuant to which the Aberdeen Parties agreed to pay approximately $58 million after existing provisions and taxes had been taken into account. In reaching the settlement, the Aberdeen Parties made no admission whatsoever of any liability or of acceptance of the validity of REO’s claim.

Non-U.S.-Resident Investment Manager, Investment Advisor Directors and Officers

Although the Fund is a Maryland corporation, its Investment Manager, Investment Adviser, and certain of its Directors and officers (Messrs. Elsum, Miles, Sacks, Sell, Young, and Gilbert) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. By signing the non-resident investment adviser execution page to their Form ADVs, the Fund’s Investment Manager and Investment Adviser have appointed the Secretary of the SEC and the Secretary of State or other legally designated officers of any states in which they submit a notice filing as their agents to receive service of process in connection with any action, proceeding or arbitration brought against them in any place subject to the jurisdiction of the United States, if the action, proceeding, or arbitration (a) arises out of any activity in connection with their investment advisory business that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly upon the provisions of the federal securities laws of the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce in United States courts judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which the Investment Adviser and certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

The Fund has been advised by local counsel in Singapore, a foreign jurisdiction in which the Investment Manager and certain Fund Directors and/or officers reside, that the judgments of U.S. courts based on the civil liability provisions of the federal securities laws of the United States are not enforceable in Singapore courts, and that there is doubt as to whether Singapore courts will enter judgments in an original action brought in Singapore courts based solely on the civil liability provisions of the federal securities laws of the United States.

The Fund has been advised by local counsel in the United Kingdom and Canada, the foreign jurisdictions (other than Australia and Singapore) in which Fund Directors and/or officers reside, that it is uncertain whether the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action in such jurisdictions predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between those jurisdictions and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of those jurisdictions as a defense to an action or as conclusive of an issue in that action if it was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy and the United States court had jurisdiction in respect of the defendant in the original action.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Hugh Young is Managing Director of Singapore-based Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager (the “Investment Manager”) . Mr. Young established the Investment Manager in 1992 as the Aberdeen Group’s Asia-Pacific headquarters. He is also a member of the group management board responsible for the day-to-day management of the Aberdeen Group’s parent company, Aberdeen Asset Management PLC, and head of equities of the Aberdeen Group. the Investment Manager manages all of the Aberdeen Group’s regional funds. Domestic funds are additionally managed from the Aberdeen Group’s offices in Sydney, Australia, Bangkok, Thailand, and Kuala Lumpur, Malaysia, over which Mr. Young is also in overall charge. He has over 25 years experience in fund management and has managed the Aberdeen Group’s Asian assets since 1988. He has a BA (Honors) degree in politics from Exeter University in the United Kingdom.

Peter Hames is a Director of the Fund’s Investment Manager. In 1990, he joined the Aberdeen Group’s office in London, Aberdeen Asset Managers Limited, as an investment manager. Since 1992, he has been based with the Investment Manager, where he is currently head of Asian Equities for the Aberdeen Group.

Augustine Mark Daniels became head of Australian equities of the Aberdeen Group, including Aberdeen Asset Management Limited, the Fund’s Investment Adviser, in 2005. Commencing in 2005, he has been based in the Aberdeen Group’s office in Sydney, Australia. From 1990 to 2005, he was based in the Aberdeen Group’s office in London, Aberdeen Asset Managers Limited, where he focused principally on UK equities and closed-end funds. During his employment by the Aberdeen Group, he has assisted with the development and integration of the Aberdeen Group’s bottom-up investment process, initially developed in Asia, across the Aberdeen Group’s equities desks. Before joining the Aberdeen Group, he graduated from University College, Cardiff with a degree in Economics. In 1985 he joined Richards Longstaff as a fund manager and subsequently became investment director in 1988. In 1990 Richards Longstaff was acquired by Aberdeen Asset Management PLC.

Michelle Casas joined the Investment Adviser in 2004 as a graduate investment analyst working for the Australian equities team in the Aberdeen Group’s Sydney office, where she underwent the majority of her training. Previous experience includes an internship at KPMG Corporate Finance from December 2001 to March 2002, and as a quantative analyst with Watson Wyatt from January 2004 to April 2004. She completed a double degree in Applied Finance and Commerce (Marketing) at Macquarie University, Sydney, graduating in December 2003.

Natalie Tam joined the Investment Adviser in 2005 as a graduate investment analyst working for the Australian equities team in Sydney. She completed a Bachelor of Commerce (Accounting & Finance) degree from the University of New South Wales, graduating in 2003. In 2004 she worked for Deutsche Bank in Sydney completing their Global Equities Graduate Training program.

Portfolio Management Structure

Mr. Young is head of the Asia-Pacific Division of the Aberdeen Group and has overall responsibility for the Aberdeen Group’s Asia-Pacific offices, including the Sydney office. Mr. Hames is Head of Asian Equities, including Australia, for the Aberdeen Group. He has principal responsibility for the day-to-day management of all Asia ex-Japan portfolios.

Mr. Daniels is head of Australian equities of the Aberdeen Group. He is primarily responsible for: ensuring that the Australian equities investment team adheres to the Australian equities investment strategy; undertaking and supervising equities research and analysis; producing equities reports and recommendations on a range of equities products in the Australian market; portfolio management, including setting portfolio strategies; making recommendations regarding corporate actions and takeover analysis; providing advice/input for the management of the Fund and the Investment Adviser’s other Australian equities accounts; assisting in marketing activities for his designated accounts; and attending and coordinating investment strategy meetings.

Miss Casas and Miss Tam are investment managers that provide company-specific analysis across all industry groups of the S&P/ASX 200, and support the management of the Australian equity portfolios, including open-ended unit trusts, as well as the Fund and an Australian closed-end fund. They report to Mr. Daniels.

Mr. Young is the Managing Director of the Fund’s Investment Manager and head of equities for the Aberdeen Group. Mr. Hames is a Director of the Fund’s Investment Manager and Head of Asian Equities of the Aberdeen Group. In their roles, both Mr. Young and Mr. Hames oversee consistency of adherence to the equity process by the Australian equities team. Mr. Young and Mr. Hames, individually or together, make investment decisions on behalf of the Fund, in conjunction with the members of the Australian equities team. Mr. Daniels is in charge of the Australian equities team of the Aberdeen Group (including the Investment Adviser) and is responsible, with the assistance of Miss Casas and Miss Tam, investment managers, for research and investment decisions in respect of Australian equities holdings. In relation to the management of the assets of the Fund, the Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained, or sold by the Fund, and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Australian equities team based in Sydney is closely supported by the substantial Singapore-based equities team who have been investing in Australian equities over many years. It is integral to the Aberdeen Group’s investment management process that all equities teams investing in the same or similar universe of securities, such as Singapore and Sydney equities desks, work together as a team. As such, the Singapore-based equities team offers additional technical support and research analysis to the Sydney-based portfolio managers.

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, is the Fund’s administrator (“Administrator”). Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things: providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Investment Manager and the Investment Adviser. The Fund pays a fee to the Administrator at an annual rate equal to 0.04% of the Fund’s average weekly net assets, computed based upon the net asset values applicable to the shares of Common Stock plus the amount of any borrowings for investment purposes.

The Administrator delegates certain of its responsibilities to a sub-administrator, Princeton Administrators, LLC (“Princeton”). Pursuant to a Sub-administration agreement between the Administrator and Princeton, effective November 1, 2004 (“Sub-administration Agreement”), Princeton has been retained to perform certain administrative services with respect to the Fund. Under the terms of the Sub-administration Agreement, the Administrator will pay to Princeton a fee at an annual rate equal to 0.02% of the Fund’s Managed Assets, which are defined in that agreement as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

Custodian and Transfer Agent

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian, with responsibility for selecting foreign sub-custodian(s) for the Fund’s assets. Such foreign sub-custodian is currently Westpac Banking Corporation, Level 5, 255 Elizabeth Street, Sydney 2000 Australia. The Bank of New York, 101 Barclay Street, New York, New York 10286, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. See “Dividend Reinvestment and Cash Purchase Plan.”

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of stockholders’ meetings, proxy statements and stockholder reports; investors’ relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance. Although the Fund normally pays expenses of issuing, offering, distributing, selling and underwriting of Fund shares, as well as expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states (if any) and foreign jurisdictions, the Selling Stockholder will bear a majority of such expenses in connection with the offering of Shares described in this Prospectus and those expenses not covered by the Selling Stockholder will be paid by Aberdeen Asset Management Inc. the Fund’s administrator. The Fund will not pay any expenses in connection with the offering of the Shares described in this Prospectus.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The current rolling distribution rate is 10%. This policy is subject to regular review by the Fund’s Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased. For the fiscal year ended October 31, 2006, the Fund made distributions in the amount of $1.38 per share, of which 35% represented net investment income and 65% represented long-term capital gains.

Distributions from paid-in capital generally are not taxable, but do reduce a stockholder’s basis in his or her shares. A reduction in basis will result in greater gains (or reduced losses) when the stockholder eventually disposes of the shares. Distributions from paid-in capital in excess of a stockholder’s basis in his or her shares will result in current taxable gains. See “Taxation—United States Taxes.”

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a stockholder’s principal investment. There can be no assurance that the current rolling distribution rate will be maintained in the future. The Board of Directors may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In 1998, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make up to four distributions of net long-term capital gains in any one taxable year, so long as it maintains in effect a distribution policy with respect to its Common Stock calling for quarterly distributions of an annually adjusted percentage of its net asset value. The order is subject to a condition providing for its termination upon the effective date of a registration statement under the Securities Act of 1933 for any future public offering by the Fund of its shares, subject to certain exceptions, unless the Fund has received from the staff of the SEC written assurance that the order will remain in effect. In December 2006, the Fund sold shares of its Common Stock in an underwritten public offering (the “2006 Public Offering”). Prior to the 2006 Public Offering, the Fund received written assurance from the staff of the SEC that the exemptive order would remain in effect, subject to the undertaking that shares (including any shares sold pursuant to the exercise of an over-allotment option granted by the Fund to the underwriters of the 2006 Public Offering) sold in the 2006 Public Offering would only be sold within the eight-week period immediately following the record date of the most recent quarterly distribution, and that once the 2006 Public Offering had been completed, the Fund could not make any further public offerings of newly-issued shares or rights offerings for at least one year.

Background of Managed Distribution Policy

In order to try to reduce the discount of the Fund’s Common Stock share price to net asset value, the Fund announced in April 1998 the implementation of a managed distribution policy under which the Fund undertook to make quarterly distributions at an annual rate, set once a year, that was a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The rolling distribution rate was set at an annual rate of 9% of the rolling average of the prior four quarter-end’s net asset values for each year that such distribution policy was in effect. In March 2002, the Board of Directors determined to discontinue the managed distribution policy in order to better enable the Investment Manager to achieve the Fund’s principal investment objective of long-term capital appreciation.

After a period of strong capital performance in U.S. dollar terms beginning in early 2003, the Board of Directors approved in February 2004, the implementation of a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The initial rolling distribution rate was set at 10%. In March 2007, the Board of Directors set the rolling distribution rate at 10% for the 12-month period commencing with the distribution paid in April 2007.

General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies, including a requirement that the Fund distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year (the “Distribution Requirement”). See “Taxation - United States Taxes.” Accordingly, for each taxable year, the Fund intends to make distributions in accordance with its managed distribution policy, plus any additional distributions as may be necessary to satisfy the Distribution Requirement. In addition, on an annual basis, the Fund intends to distribute its undistributed net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”), which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), stockholders may elect to have all their distributions automatically reinvested in Fund shares by the Plan Agent, The Bank of New York. A stockholder who is unable to participate in the Plan because his or her shares are held by a broker or other nominee may request to have his or her shares re-registered in his or her own name. This will enable the stockholder to participate in the Plan.

Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to stockholders who are not Plan participants, the Plan participants will receive that distribution in newly issued shares of the Fund’s Common Stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on the valuation date (the date the distribution becomes payable, or such other date as may be specified by the Fund’s Board), the market price of the Fund’s Common Stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly issued shares of the Fund’s Common Stock valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share exceeds the market price plus any brokerage commission, the Plan Agent will buy shares of Common Stock on the open market. If, before the Plan Agent has completed its purchases, the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value per share as last so determined or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, since the Plan Agent’s fees for handling the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent.

The automatic reinvestment of distributions does not relieve Plan participants of any federal income tax that may be payable on such distributions. Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares. Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. Federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

Plan participants also have the option of making voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to “The Bank of New York—Aberdeen Australia Equity Fund, Inc. Plan.” Additional voluntary cash investments must be for at least $100 per transaction with a maximum of $10,000 per month, and with an aggregate annual maximum of $120,000, for the purchase of Fund shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the funds held by the Plan Agent for other stockholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each Plan participant. In the event a Plan participant’s voluntary cash investment check is returned unpaid for any reason, the Plan participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan by notifying the Plan Agent in writing, via the internet by visiting The Bank of New York’s website at www.stockbny.com, or pursuant to telephonic procedures established by the Plan Agent. Unless otherwise specified, upon any withdrawal, partial withdrawal or termination, a Plan participant will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then current market price, less the sales fee and brokerage commissions, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the fees and commissions exceed the proceeds from the sale of a fractional share, Plan participants will receive a transaction advice instead of a check. There is no sales fee for the issuance of a certificate for all full shares. If, by giving proper notice to the Plan Agent, Plan participants request cash, the Plan Agent will sell the shares and send the participants the proceeds, less the sales fee of $10 (subject to change) and brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan upon 90 days’ written notice to Fund stockholders.

For additional information regarding the Plan, all correspondence should be directed to the Plan Agent, The Bank of New York, Stockholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286, or by calling 1-800-432-8224 or 1-610-382-7833 (internationally).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to stockholders as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by the Fund are taxable to stockholders as long- term capital gains, regardless of how long stockholders have held their shares. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to the stockholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate stockholders.

A portion of the dividends received from the Fund by an individual stockholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject stockholders to alternative minimum tax liability. Because of the complexity of the alternative minimum tax rules, stockholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to stockholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, the Fund will notify stockholders of the tax status of dividends and other distributions.

A stockholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account. These accounts are subject to complex rules. Stockholders should consult their tax advisers about investment through a tax-deferred account.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.

Upon the sale or other disposition of Fund shares, a stockholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the stockholder held the shares.

If, pursuant to an offer by the Fund to repurchase its shares, a stockholder tenders all shares of the Fund that such stockholder owns or is considered to own, the stockholder may realize a capital gain or loss. This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets, and will be long-term or short-term, depending on the stockholder’s holding period for the shares. If, pursuant to an offer by the Fund to repurchase its shares, a stockholder tenders less than all of the shares of the Fund that such stockholder owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the stockholders basis in the tendered shares. In such event, there is a risk that non-tendering stockholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of the tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a stockholder if the stockholder fails to provide the Fund with such stockholder’s correct taxpayer identification number or to make required certifications, or if the stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder’s U.S. federal income tax liability.

Fund distributions also may be subject to state, local and foreign taxes. Stockholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW

AND THE CHARTER AND BYLAWS

The Fund’s charter and bylaws contain certain provisions, described below, that may be regarded as “anti-takeover” provisions and that may deprive stockholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund’s charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund’s charter does not contain a provision reducing the supermajority vote of the stockholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the stockholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a stockholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1. Provide for three classes of Directors elected by common stockholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2. Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, stockholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a stockholder to give written advance notice and other information to the Fund of the stockholder’s nominees for Directors and proposals for other business to be considered at stockholders meetings.

4. Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which provides that MCSAA “control shares” acquired in a MCSAA “control share acquisition” may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. (Generally, MCSAA “control shares” are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund’s outstanding voting securities (as defined in that Act)). The bylaws further provide that, notwithstanding the election to be subject to the MCSAA, but subject to the following sentence, a person who acquires control shares shall be exempt from the MCSAA. Upon the final judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the provisions of the prior sentence shall terminate and any exemption under the prior sentence shall be without force or effect upon the 180th day after the Fund provides notice of the judgment, rule, regulation, published interpretation or change to the provisions of the 1940 Act, to any holder of control shares who became exempt from the MCSAA in accordance with the prior sentence.

5. Establish qualifications for Fund Directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in Australian equity securities. To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected. Directors who served in such capacity as of January 16, 2003, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund. Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements. No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory policy, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

6. Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

7. Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract. This provision cannot be changed except by 75% of the directors who were on the Board on January 16, 2003 or who were, elected, or nominated to succeed such a director, by a majority of such directors then on the Board.

8. In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the bylaws would provide automatic liquidity to dissatisfied stockholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value. This provision cannot be changed except by 75% of the Directors who were on the Board on January 16, 2003 or who were recommended to succeed such a director by a majority of such directors then on the Board.

9. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager or the Investment Adviser is a party.

APPENDIX A

The information set forth below has been extracted from publicly available sources, including the Australian Stock Exchange website (http://asx.com.au/), the Standard and Poors website (http:www.standardandpoors.com) and the World Federation of Exchanges website (http://www.world-exchanges.org/WFE/home.Asp). While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

SELECTED AUSTRALIAN ECONOMIC DATA

Since 1980-81, the Australian economy has recorded average annual GDP growth of 3.31%. However, there were severe recessions in 1982-83 and 1990-91, with strong growth in the intervening years. Following the 1990-91 recession, economic activity accelerated with strong growth in private consumption and housing investment. Concern about the possible inflation consequences of strong growth prompted the Reserve Bank of Australia (“RBA”) to raise interest rates in the second half of 1994. The tightening in monetary policy saw growth return to more sustainable levels. Annual GDP growth peaked at 6.2% in the September quarter of 1994 and slowed to an annual rate of 2.8% by the March quarter of 1997. Weaker economic growth during 1996 and early 1997, combined with low inflation, encouraged the RBA to lower cash rates (the rate charged on overnight loans between financial intermediaries operating in the Australian money market), which promoted a reacceleration of economic growth driven mostly by business investment spending and residential real estate activity. Rising inflation once again saw the RBA increase rates in early 2000, but this was quickly followed by rate cuts in 2001 due to the dramatic slow down in domestic and global growth. The easy monetary settings fostered strong domestic growth fueled by consumption and housing activity. This allowed the domestic economy to grow at an average rate of 3.7% over 2002-2003, a period when global economic growth was anemic. The robust growth in consumer credit posed a risk for longer term economic growth and the RBA recommenced tightening in November 2003 to counter this perceived risk. As such, economic growth eased back to its long run average of 3.2% over 2004. Since 2004, robust global demand for resources has seen business investment replace consumption and housing as the economy’s main engine of growth. The rising prices for minerals and resources has also resulted in a significant boost to the terms of trade, adding to the growth impetus from solid business investment. With the economic expansion extending into its 16th year, the economy has for some time operated near full capacity resulting in heightened inflationary pressures. As such the RBA has continued on a protracted tightening cycle since 2003 to ensure sustainability in both growth and inflation.

In recent years, the RBA has adopted a target for the underlying CPI inflation rate of 2-3% (averaged over a number of years). 2006 saw a 3.9% growth over the prior year.

External trade plays an important part in the Australian economy. In the five years ended December 31, 2006, merchandise exports and imports in current prices, calculated on a balance of payments basis, both averaged approximately 20% of GDP.

Australia’s net foreign debt as of December 31, 2006 was US$411 billion (A$1.2665= US$1), which is equivalent to approximately 53% of its GDP.

In the current interest rate cycle, U.S., European and Australian rates peaked during 2000 at 6.5%, 4.75% and 6.25%, respectively, before embarking on a downward trend in 2001. However, Australian interest rates did not reach the lows seen in other major developed markets. The RBA cash rate target reached a low of 4.25% on December 5, 2001. The U.S. Federal Reserve and the European Central Bank both reduced rates until lows were established in June 2003 for the Federal Funds rate and the ECB Refinancing rate of 1% and 2%, respectively. The US Federal Reserve began re-tightening monetary policy in June 2004, with the Federal Funds rate rising 4.25% over the duration of the cycle. The RBA commenced a protracted tightening cycle in 2003 which has seen rates rise 2%. As of May 31, 2007, the RBA cash rate was 6.25%. As of May 31, 2007, the yield on the 10-Year Australian Commonwealth Government Bond was 6.015%, a spread of 112.5bp over the 10-Year US Treasury Bond yield of 4.89%.

With Australian cash rates currently the second highest in the G10 countries (Belgium and the Netherlands, Canada, France, Germany, Italy, Japan, Sweden, Switzerland, United Kingdom and United States), the Australian dollar has benefited from its “high yielding currency” status. The Australian dollar rose from an exchange rate of US$1 = A$2.0595 on March 31, 2001 to an exchange rate of US$1 = A$1.2665 on December 31, 2006 and was US$1 = A$1.2079 on May 31, 2007. U.S. based investors have therefore enjoyed a significant currency uplift in addition to a strong Australian equity market performance.

THE AUSTRALIAN SECURITIES MARKET

The Australian Stock Exchange Limited (“ASX”) was formed in 1987 through the amalgamation of six independent stock exchanges that formerly operated in the State capital cities. Each of those exchanges had a history of share trading dating back to the 19th century.

ASX was originally a mutual organization of stockbrokers, like its predecessor State stock exchanges. However, in 1996, its members decided to demutualize and become a listed company, which required legislation of the Australian parliament. The change of status took place on October 13, 1998, and the following day ASX shares were listed for trading on ASX’s own market. On July 25, 2006 the ASX merged with SFE Corporation Limited, the holding company of the Sydney Futures Exchange and related businesses. Effective December 5, 2006 the Australian Stock Exchange Limited changed its name to ASX Limited and the group will operate under the brand “Australian Securities Exchange”.

ASX Limited is the holding company for the group that includes licensed businesses spanning the equity, interest rate, commodity and energy markets, offering a full range of listing, trading, clearing, depository, settlement and market data services to domestic and international customers.

ASX’s Listing Rules govern the admission of entities to the official list, quotation of securities, suspension of securities from quotation and removal of entities from the official list. They also govern disclosure and some aspects of a listed entity’s conduct. Compliance with the Listing Rules is a requirement for admission to the official list.

The objectives of ASX include:

•	providing a fair and well-informed market for financial securities; and

•	providing an internationally competitive market.

The Australian Securities and Investments Commission (“ASIC”) is the statutory body to regulate companies and the financial services markets in Australia. ASIC actively supervises ASX’s activities as a market operator and listed company and enforces and regulates company and financial services laws to protect consumers, investors and creditors.

Corporations Act 2001

Australian Securities and Investments Commission Act 2001

The Commonwealth’s Corporations Act 2001 and Australian Securities and Investments Commission Act 2001 became law on July 15, 2001 and marked a significant stage in the cooperation of governments in the Australian federation in national regulation of corporations and financial markets.

Financial Services Reform was introduced to establish a uniform licensing, conduct and disclosure regime for financial service providers. In general, since March 11, 2004 all financial service providers need an Australian Financial Services License (issued by ASIC) under the Financial Services Reform Act 2001 (“FSR”).

On November 16, 2006 the Australian federal government (the “Government”) released for public comment the Corporate and Financial Services Regulation Review Proposals Paper (the “Proposals Paper”) which is part of the Government’s strategy to reduce the regulatory burden in the financial services and corporate sectors. Comment submissions have been received by the Government in response to the Proposals Paper.

The Proposals Paper follows on from the consultation paper released by the Government in April 2006 and the Government’s announcement in August 2006 that the reforms arising from the consultation paper would principally be achieved through the Simpler Regulatory System Bill (a draft of which is expected to be released for comment sometime in 2007, following feedback received by the Government on the Proposals Paper). The Proposals Paper contains 35 proposals aimed at refining and reducing the regulatory burden in the areas of: financial services regulation; company reporting obligations; auditor independence; corporate governance; fundraising; takeovers; and compliance.

Corporate Governance. ASX convened the ASX Corporate Governance Council in August 2002. Its purpose was to develop recommendations which reflect international best practice. From the 2003/2004 financial year onwards, listed companies on the ASX are required to report on their compliance or otherwise with Council’s Principles of Good Corporate Governance and Best Practice Recommendations.

The foregoing is a brief overview of the financial services regulatory and corporate governance environment in Australia.

ASX Market Statistics

(All values in this section are US Dollars)

The ASX is the 13th largest exchange based upon domestic market capitalization as of April 30, 2007.

	Exchange	Market Capitalization
1.	NYSE	$16,112bn
2.	Tokyo SE	$4,653bn
3.	Euronext	$4,156bn
4.	Nasdaq	$4,061bn
5.	London SE	$3,969bn
6.	Deutsche Borse	$1,905bn
7.	TSX Group	$1,823bn
8.	Hong Kong Exchanges	$1,821bn
9.	Shanghai SE	$1,613bn
10.	BME Spanish Exchanges	$1,432bn
11.	Swiss Exchange	$1,342bn
12.	OMX	$1,289bn
13.	Australian SE	$1,282bn

The following table summarizes the growth in aggregate market capitalization and trading volumes of the ASX in each of the five years ending December 31, 2006:

	2002		2003		2004		2005		2006
Market Capitalization		$376bn		$632bn		$773bn		$814bn		$1,122bn
No. of equity trades		14.0mil		16.1mil		18.8mil		25.0m		37.2mil
Average daily trades		55,315		63,435		78,889		99,339		148,692
Turnover value		$305bn		$427bn		$553bn		$650bn		$1,078bn
Average daily value		$1.2bn		$1.7bn		$2.2bn		$2.6bn		$3.4bn
Exchange rate US$1 =	A$	1.7801	A$	1.3298	A$	1.2817	A$	1.3635	A$	1.2384

The following table details the number of companies listed at the close of each calendar year together with the number of new entities listed and the aggregate capital raised. That aggregate capital raised is further analyzed by total secondary market raisings* and by new floats.

	2002		2003		2004		2005		2006
New entities listed		102		124		202		232		244
Entities listed as at December 31		1,484		1,573		1,709		1,873		2,014
Capital raised		$12.7bn		$26.2bn		$26.8bn		$33.9bn		$49.6bn
Secondary market raisings*		$9.7bn		$19.2bn		$15.4bn		$16.2bn		$35.9bn
New floats		$3.0bn		$7.0bn		$11.4bn		$17.7bn		$13.7bn
Capital raised		$12.7bn		$26.2bn		$26.8bn		$33.9bn		$49.6bn
Exchange rate US$1 =	A$	1.7801	A$	1.3298	A$	1.2817	A$	1.3635	A$	1.2384

*	Secondary market raisings comprise inter alia rights issues, placements, reinvested dividends, payment of options and issues to employees. Placements of up to 15% of issued share capital can be made without shareholder approval.

There were a number of market indices but the most widely used is the S&P/ASX 200 Accumulation Index, representing approximately 80% by value of the market capitalization of the ASX. The end-of-year closing values were as follows:

	2002	2003	2004	2005	2006
S&P/ASX 200	3007.1	3306.0	4053.1	4708.8	5669.86
Yield %	2.4	2.9	3.3	4.1	4.0
P/E*	25.1	20.7	17.7	16.6	16.8

*	This ratio is calculated excluding negative earnings.

The S&P/ASX 200 Accumulation Index by GICS sector as at December 31, 2006 is as follows:

GICS Sector	No. of Companies	Market Capitalization
Energy	14	$49.0bn
Materials	38	$216.5bn
Industrials	30	$102.4bn
Consumer Discretionary	24	$59.4bn
Consumer Staples	10	$73.2bn
Health Care	11	$35.8bn
Financials x Property Trusts	32	$380.4bn
Information Technology	4	$5.6bn
Telecommunications Services	3	$40.5bn
Utilities	12	$21.3bn
Property Trusts	23	$113.7bn
Total	201	$1,097.9bn
		Source: Standard & Poors

Global Industry Classification Standard (“GICS”) is a joint Standard and Poor’s/Morgan Stanley Capital International product aimed at standardizing industry definitions. To conform Australia to global practice, effective July 1, 2002, Standard and Poor’s reclassified all ASX listed entities according to GICS. GICS consists of 10 economic sectors (11 in Australia) aggregated from 24 industry groups, 64 industries, and 139 sub-industries currently covering over 26,000 companies worldwide, representing more than 90 markets.

The following table contains information about the 20 most actively traded shares on the ASX for May 31, 2007. Although the Fund may invest in the companies below, the table is not necessarily indicative of the investment the Fund has or proposes to make in equity securities.

Company	Value	No. of Trades	Average Price	GICS Sector
BHP Billiton Limited	$21.1bn	308,754	$25.61	Materials
Qantas Airways Limited	$12.2bn	59,016	$4.46	Industrials
Rio Tinto Limited	$11.1bn	202,416	$75.36	Materials
Australia & New Zealand Banking Group Limited	$8.0bn	177,132	$24.74	Financials
National Australia Bank Limited	$7.3bn	182,630	$35.18	Financials
Westpac Banking Corporation Limited	$7.0bn	161,278	$22.27	Financials
Rinker Group Limited	$5.5bn	42,014	$15.84	Materials
Westfield Group Limited	$5.4bn	123,924	$17.61	Property Trusts
Macquarie Bank Limited	$5.2bn	150,378	$74.48	Financials
Telstra Corporation Limited	$5.1bn	85,094	$4.00	Telecommunication Services
Commonwealth Bank of Australia	$5.1bn	125,044	$45.08	Financials
Zinifex Limited	$3.8bn	128,714	$14.44	Materials
Woodside Petroleum Limited	$3.7bn	113,248	$35.28	Energy
Brambles Industries Limited	$3.0bn	88,298	$10.92	Industrials
Santos Limited	$2.9bn	92,344	$10.31	Energy
Publishing & Broadcasting Limited	$2.8bn	83,188	$17.69	Consumer Discretionary
Telstra Corporation Limited Instalment Receipts	$2.8bn	41,528	$2.79	Telecommunication Services
Coles Group Limited	$2.7bn	54,400	$14.29	Consumer Staples
QBE Group Limited	$2.7bn	108,324	$26.30	Financials
AMP Limited	$2.7bn	106,400	$8.64	Financials
	Exchange rate US$1 = A$1.2079		Exchange rate US$1 = A$1.2079

AUSTRALIAN DEBT SECURITIES

Primary Market. Australian semi-government bonds (debt issued by Australian States) and corporate notes and debentures are issued through tender, private placements or by direct solicitation to the public through prospectuses registered with ASIC and are not generally listed on the ASX. Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

Secondary Market. As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX. Trading in Eurobonds also takes place off the European stock exchanges. Certain major commercial banks, stockbrokers and other financial institutions have been designated by the RBA as reporting bond dealers through which the RBA usually conducts transactions in Commonwealth Government securities with maturities of more than one year. In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

Short-Term Debt Instruments. Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days. These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit. Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days. These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

The composition of the Australian debt securities market as of December 31, 2006 is summarized below:

	$US Nominal Value Billions	$ US Market Value Billions
Commonwealth Government	$35.5	$36.4
Semi-government	$41.6	$42.2
Corporate	$85.8	$85.5
Total	$162.9	$164.1
	Exchange rate US$1 = A$1.2665	Exchange rate US$1 = A$1.2665

Source: UBS

Aberdeen Australia Equity Fund, Inc.

Statement of Additional Information

June 29, 2007

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information relating to the offer and sale of 2,592,641 shares (“Shares”) of the Fund’s common stock, $.01 par value per share (“Common Stock”), by Landesbank Berlin AG (the “Selling Stockholder” or “LB”), is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated June 29, 2007 (the “Prospectus”). The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus. The Fund’s Prospectus is also available on the Fund’s website at www.aberdeeniaf.com. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and Statement of Additional Information do not constitute an offering by the Selling Stockholder in any jurisdiction in which such offering may not lawfully be made.

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HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on September 30, 1985, under the name “The First Australia Fund, Inc.” Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Australia Equity Fund, Inc.” to reflect the fact that the Fund’s investment manager and investment adviser had been acquired by Aberdeen Asset Management PLC in 2000.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm. The officers of the Fund serve at the pleasure of the Board of Directors. Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the Fund’s Investment Manager, and Aberdeen Asset Management Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s Investment Adviser.

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. The names of the Directors and officers of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Moritz Sell** Landesbank Berlin AG 1 Crown Court Cheapside London EC2V 6LR United Kingdom Age: 39	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young *** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 49	Class II Director	Term expires 2008; Director since 2001	Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002, and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

3

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed by the Fund to be an interested person because he is an executive officer of Landesbank Berlin AG, the Selling Stockholder (the owner of approximately 13.6% of the outstanding shares of the Fund’s Common Stock).
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 70	Class I Director	Term expires 2010; Director since 1985	Mr. Aaronson has been a textile agent for over ten years, representing American and European textile mills.	2	Aberdeen Asia-Pacific Income Fund, Inc.

David L. Elsum, A.M.†‡° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 69	Class II Director	Term expires 2008; Director since 1985	Mr. Elsum is Chairman of Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the City of Melbourne. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders Ltd., a listed Australian investment company. He is also a member of the Essential Services Commission Appeals Panel in Victoria, Australia, and has served as an advisor to the City of Port Phillip and the State of Victoria since 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Neville J. Miles†° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 60	Chairman of the Board, Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

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Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
William J. Potter†° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 58	Class III Director	Term expires 2009; Director since 1985	Mr. Potter has been Chairman of Robert Meredith & Co., Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through 2005, and President of Ridgewood Group International Ltd., (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks‡ Toron Capital Markets, Inc. 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Age: 62	Class II Director	Term expires 2008; Director since 1999	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

John T. Sheehy‡ B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 64	Class III Director	Term expires 2009; Director since 1985	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997. Mr. Sheehy has also been a director of Smarte Carte, Inc., a global airport concessionaire, since January 2007 and a director of Macquarie Air-Serve Holdings, Inc., an automotive services company, since December 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
†	Messrs. Elsum, Miles and Potter are members of the Contract Review Committee.
‡	Messrs. Elsum, Sacks and Sheehy are members of the Audit and Valuation Committee.
°	Messrs. Elsum, Miles and Potter are members of the Nominating and Corporate Governance Committee.

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The Board of Directors indicated in the proxy statement for the Fund’s 2004 Annual Meeting of Stockholders that, if the Fund’s stockholders voted to recommend the adoption of the alternative Director qualifications set forth in such proxy statement, the Board would amend the Fund’s bylaws accordingly. The Board of Directors further indicated in such proxy statement that, in the event the bylaws were so amended by the Board, then it was the intention of the Board of Directors promptly thereafter to increase the size of the Board by one director and to elect one representative of Bankgesellschaft Berlin AG (“BGB”) to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continued to own at least 25% of the Fund’s Common Stock, and further provided that such representative then satisfied the alternative director qualifications. At the 2004 Annual Meeting of Stockholders, the stockholders voted to recommend that the Board amend such provisions of the bylaws by adopting the alternative director qualifications. BGB submitted Mr. Moritz Sell as its proposed representative to serve on the Board of Directors. The Fund’s Nominating Committee, composed entirely of Independent Directors, determined that Mr. Sell met the alternative director qualifications and was otherwise an appropriate candidate to serve as a Director of the Fund. In May 2004, the Board amended the Fund’s bylaws to adopt the alternative director qualifications and increased the size of the Board of Directors by one Director. Upon the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Sell as a Class I Director to serve for the remainder of a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007. Upon Mr. Sell’s initial appointment, BGB informed the Fund that BGB agreed to indemnify Mr. Sell in connection with his service as a Director of the Fund. BGB has informed the Fund that, effective August 29, 2006, the name of BGB was changed to Landesbank Berlin Holding AG (“LBH”) and all of the assets of BGB were transferred to Landesbank Berlin AG (“LB”). Mr. Sell has been a director, market strategist of LB and its predecessor, now holding company, LBH (formerly BGB) since 1996. At the Fund’s Annual Meeting of Stockholders held on March 8, 2007, Mr. Sell was elected, not as the representative of LB or LBH, but in his own capacity, to serve as a Class I Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2010. LB has informed the Fund that, because Mr. Sell no longer serves as a Director as a representative of LB or LBH, he is no longer indemnified by LB or LBH in connection with such service.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland ABIO 1YG Age: 52	President**	Since 2004	Chief Executive and an Executive Director of Aberdeen Asset Management PLC (since 1983); President of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. (since February 2004); Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. (from 2001 to September 2005); Director of Aberdeen Asset Management Asia Limited (since 1991); Director of Aberdeen Asset Management Limited (since 2000) and Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Director (since 1995) and President (since 2006) of Aberdeen Asset Management Inc. (the Fund’s administrator).

Beverley Hendry Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 53	Vice President***	Since 2003	Director (since 1995), Vice President, Managing Director, Latin American operations (from October 2005) and Chief Executive Officer (from 1995 to October 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005); Member of Executive Management Committee (since 2002) and Executive Director (from 1991 to 2002) of Aberdeen Asset Management PLC.

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Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Mark Daniels Aberdeen Asset Management Limited Level 6 201 Kent Street Sydney, NSW 2000 Australia Age: 51	Vice President	Since 2005	Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1990 to 2005).

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 34	Treasurer and Assistant Secretary**	Since 2001	Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (from August 2005 to September 2006); President and Chief Executive Officer of Sovereign High Yield Investment Company Ltd. (since March 2007); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 43	Vice President – Compliance**	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management – Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloane Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsche Asset Management (from 1996 to 2002).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 33	Secretary and Assistant Treasurer**	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 14, 2007.
**	Messrs. Gilbert, Capezzuto, Pittard and Goodson hold the same position(s) with Aberdeen Asia–Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
***	Mr. Hendry serves as a Vice President of Aberdeen Asia–Pacific Income Fund, Inc., and as an Assistant Treasurer of Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

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Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Elsum, Miles, Sacks, Sell, Young, and Gilbert) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them, in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund. The Fund’s bylaws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any stockholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Standing Committees of the Board of Directors

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“Amex”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. David L. Elsum, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

The Committee will consider potential Director candidates recommended by Fund stockholders. In 2004, the Fund’s Board approved “Policies for Consideration of Board Member Candidates submitted by Fund Stockholders” (“Policies”).

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These Policies set forth requirements that stockholder candidates must meet in order to be considered as either an Independent Director or interested Director of the Fund, as defined by Section 2(a)(19) of the 1940 Act. A stockholder or stockholder group submitting a candidate to the Nominating and Corporate Governance Committee must direct the submission to the attention of the Fund’s Secretary, who will forward such submission to the Committee for consideration. The submission must include the following:

(1) Contact information for the nominating stockholder or stockholder group;

(2) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(3) The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the 1934 Act;

(5) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a Director if so elected;

(6) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(7) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

In addition, with respect to Independent Director candidates, the stockholder or stockholder group submitting the candidate must also furnish a copy of the Schedule 13G or Schedule 13D filed with the SEC by the nominating stockholder or the nominating stockholder group.

In the event that a submission is deficient, the Committee will have sole discretion whether to seek corrections of such submission or to exclude a candidate from consideration.

Board and Committee Meetings in Fiscal 2006

During the Fund’s fiscal year ended October 31, 2006, the Board of Directors held six regular meetings; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting and the Nominating and Corporate Governance Committee held three meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Ownership of Securities by Directors and Officers

As of May 31, 2007, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares of Common Stock. Mr. Moritz Sell is a director, market strategist of Landesbank Berlin AG (the “Selling Stockholder” or “LB”), and was initially appointed as a Director of the Fund as the representative of Bankgesellschaft Berlin AG (“BGB”), the predecessor to Landesbank Berlin Holding AG (“LBH”), the parent company of LB. At the 2007 Annual Meeting of Stockholders, Mr. Sell was re-elected as a Director of the Fund to serve a three-year term expiring at the Annual Meeting of Stockholders to be held in 2010. LB has informed the Fund that as of June 27, 2007, LB was the beneficial owner of 2,592,641 shares of the Fund’s Common Stock (constituting approximately 13.6% of the Fund’s shares then outstanding), and, as the parent holding company, LBH has the power to influence the decisions of LB with regard to the disposition and voting of such shares, and is therefore deemed to share voting and dispositional authority with respect to such shares. See “Control Persons and Principal Holders of Securities.”

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The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of March 31, 2007, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*
Interested Directors
Moritz Sell	$0**	$0**
Hugh Young	$10,001 - $50,000	$10,001 -$50,000
Independent Directors
Anthony E. Aaronson	$10,001 - $50,000	$10,001 - $50,000
David L. Elsum	$10,001 - $50,000	$50,001 -$100,000
Neville J. Miles	$10,001 - $50,000	$50,001 -$100,000
William J. Potter	$10,001 - $50,000	$10,001 -$50,000
Peter D. Sacks	$10,001 - $50,000	$10,001 -$50,000
John T. Sheehy	$10,001 - $50,000	$10,001 -$50,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.
**	Does not include shares of the Fund’s Common Stock owned by LB. Mr. Sell is a director, market strategist of LB and was initially appointed as a Director of the Fund as the representative of BGB. On March 8, 2007, Mr. Sell was elected as a Director of the Fund in his own capacity and not as the representative of LB or LBH. Mr. Sell acquired 1,000 shares of the Fund’s common stock on April 30, 2007.

As of March 31, 2007, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

As of March 31, 2007, the executive officers of the Fund owned no shares of the Fund’s Common Stock.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2006. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Each Independent Director of the Fund receives a retainer fee of $19,000 per year and a fee of $1,500 per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $10,000 per year; the Chairman of the Contract Review Committee receives a fee of $5,000 per year; and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting in certain instances where committee meetings are held jointly with committee meetings of other funds in the same fund complex.

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Compensation Table

Fiscal Year Ended October 31, 2006

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Anthony E. Aaronson	$25,417	N/A	N/A	$51,917	(2)
David L. Elsum	$31,583	N/A	N/A	$83,000	(3)
Neville J. Miles	$35,250	N/A	N/A	$94,833	(3)
Peter O’Connell†	$6,588	N/A	N/A	$14,461	(2)
William J. Potter	$26,417	N/A	N/A	$84,500	(3)
Peter D. Sacks	$25,417	N/A	N/A	$77,833	(3)
Moritz Sell	$0	N/A	N/A	$0	(1)
John T. Sheehy	$31,083	N/A	N/A	$93,833	(3)
Hugh Young	$0	N/A	N/A	$0	(1)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2006.

†	Mr. O’Connell’s term expired on March 9, 2006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, as of June 27, 2007, the following entity owned beneficially and not of record five percent or more of the voting securities of the Fund:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock, par value $0.01 per share	Landesbank Berlin AG Alexanderplatz 2 D-10178 Berlin, Germany	2,592,641(1)	13.6%

(1)	In an amendment to Bankgesellschaft Berlin AG’s (the predecessor to Landesbank Berlin Holding AG (“LBH”)) statement on Schedule 13D filed with the SEC on October 19, 2006, Landesbank Berlin AG (the “Selling Stockholder” or “LB”) indicated that it has the sole power to vote and dispose of the shares of the Fund’s Common Stock owned by it, and, as the parent holding company, LBH has the power to influence the decisions of LB with regard to the disposition and voting of such shares, and is therefore deemed to share voting and dispositional authority with respect to such shares.

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively. The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

Upon the organization of the Fund in 1985, EquitiLink International Management Limited, an Australian corporation (“EIML”), served as the Fund’s investment manager, and EquitiLink Australia Limited, an Australian corporation (“EAL”), served as the Fund’s investment adviser. In December 2000, Aberdeen Asset Management PLC, a Scots company (“Aberdeen PLC”), acquired the business of EIML and EAL, which continued to serve as the investment manager and

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investment adviser, respectively, of the Fund. In connection with this acquisition, EIML entered into a new management agreement with the Fund, and EAL and EIML entered into a new investment advisory agreement with the Fund. Each of such agreements was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently by the Fund’s stockholders. Following this acquisition, the name of EIML was changed to Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) and the name of EAL was changed to Aberdeen Asset Management Limited (“AAML”).

In December 2003, the Board of Directors approved the transfer by AAMCIL to Aberdeen Asset Management Asia Limited (“AAMAL”, an affiliate of AAMCIL), of the rights and obligations of AAMCIL under the management agreement and the investment advisory agreement entered into in December 2000. This transfer was effected pursuant to the current Management Agreement and Advisory Agreement, both dated as of March 8, 2004. Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had been providing portfolio management, research and trading services to the Fund pursuant to a Memorandum of Understanding with AAMCIL and AAML. The transfer was not intended to, and did not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund, and did not result in any change in the terms of the Fund’s management and advisory agreements, other than in the name of the investment manager.

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as Investment Manager to both equity and fixed income investment portfolios for a range of clients, with approximately $11.9 billion in assets as of May 31, 2007, including the Fund and two other U.S. registered closed-end funds with aggregate net assets of approximately $2.2 billion as of May 31, 2007.

The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser managed approximately $0.7 billion of assets, as of May 31, 2007.

The Investment Manager is a wholly-owned subsidiary of Aberdeen PLC. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is the parent company of an asset management group managing approximately $164.6 billion of assets, as of May 31, 2007, including approximately $60.2 billion of investments in equity securities as of May 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an “investment adviser” (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund’s stockholders and Directors, including Independent Directors, as required by the 1940 Act.

Management Fee. The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund paid management fees of $1,766,552, $1,664,623, and $1,468,789, respectively. The investment manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $436,671, $412,069, and $374,426, respectively, to the Investment Adviser.

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Payment of Expenses. The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Investment Manager’s employees who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and stockholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders. The Selling Stockholder has agreed to pay a majority of the expenses incurred in connection with this offering and those expenses not covered by the Selling Stockholder will be borne by AAMI, the Fund’s administrator. The Fund will not pay any expenses in connection with the offering of the Shares.

Duration and Termination. The Management Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004. The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, upon at least 60 days’ written notice to the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Investment Manager may terminate the Management Agreement upon at least 90 days’ written notice to the Fund. Continuation of the Management Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on December 13, 2006.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement.

The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party’s obligations and duties under, the Advisory Agreement.

Advisory Fee. Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million; 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

Payment of Expenses. The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and Directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses. The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

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Duration and Termination. The Advisory Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004. The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, upon at least 60 days’ written notice to the Investment Manager and the Investment Adviser. The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party. In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party upon at least 90 days’ written notice to the Fund and the other party, but any such termination shall not affect continuance of the Advisory Agreement as to the remaining parties. Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on December 13, 2006.

Experience of the Investment Manager and Investment Adviser and of the Aberdeen Group; Location of the Investment Manager and Investment Adviser

The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, which commenced operations in 1992 and the shares of which are listed on the Amex; Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange. The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Advisers, together with other affiliates of Aberdeen Asset Management PLC (collectively, the “Aberdeen Group”) form a globally diversified management firm. As of May 31, 2007 the Aberdeen Group had approximately $164.6 billion in assets under management.

In rendering investment advisory services, the Investment Manager and Investment Adviser may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC. The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager and Investment Adviser

Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser, and as a member of the Executive Management Committee of Aberdeen Asset Management PLC. Mr. Martin Gilbert, the President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Messrs. Young, Gilbert and Christian Pittard, the Treasurer and an Assistant Secretary of the Fund, are also stockholders of Aberdeen Asset Management PLC.

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Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 37th Floor, Philadelphia PA 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $5,000, plus out-of-pocket expenses. Messrs. Martin Gilbert, Beverley Hendry, Christian Pittard, James Capezzuto and Alan Goodson, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement with Aberdeen Asset Management Inc.

Pursuant to an administration agreement effective November 1, 2004 (“Administration Agreement”), AAMI is responsible, subject to the control, supervision and direction of the Board of Directors, for providing to the Fund operational management, coordination and oversight of the Fund’s service providers, negotiation of the Fund’s service contracts, preparation of various financial information and reports, arrangements for payment of Fund expenses, monitoring of compliance with the Fund’s investment objectives, policies and restrictions and with applicable tax law and regulations, maintenance of the Fund’s books and records and other administrative services. AAMI receives a fee at an annual rate equal to 0.04% of the Fund’s average weekly net assets plus the amount of any borrowings for investment purposes. Pursuant to the Administration Agreement, AAMI may also delegate certain of its duties and obligations to third parties. Presently, AAMI delegates certain of its responsibilities to a sub-administrator, Princeton Administrators, LLC.

Prior to November 1, 2004, Prudential Investments LLC (“Prudential”) served as administrator to the Fund pursuant to an agreement which provided Prudential with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund’s average weekly net assets. For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund paid administration fees of $83,803, $77,978, and $83,367, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2007: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts.

Name of Portfolio Manager	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager			Other Accounts Managed by Portfolio Manager
	Number	Total Assets* (in $millions)	Number	Total Assets* (in $millions)		Number	Total Assets* (in $millions)
Hugh Young	1	48.8	40	14,257.3	**	72	11,282.9	**
Peter Hames	1	48.8	40	14,257.3	**	72	11,282.9	**
Mark Daniels	0	—	2	239.2		0	—
Michelle Casas	0	—	2	239.2		0	—
Natalie Tam	0	—	2	239.2		0	—

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*	Total assets are as of March 30, 2007 and have been translated to U.S. dollars at a rate of £1.00 = $1.9614.
**	There are eight accounts (with assets under management totaling approximately $1.8 billion) with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from that of the Fund, so the performance fee should not create any material conflict between the interest of the Portfolio Manager (and consequently, the Advisers) and the interest of the Fund.

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s Common Stock beneficially owned, as of March 31, 2007, by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Hugh Young	$10,001-$50,000
Peter Hames	None
Mark Daniels	None
Michelle Casas	None
Natalie Tam	None

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other. Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts. Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account. The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers. In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

The Aberdeen Group’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve the Aberdeen Group’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. The Aberdeen Group’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. The Aberdeen Group participates in compensation surveys which provide salary comparisons for a range of employees across the Aberdeen Group. The Aberdeen Group also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

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Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on the Aberdeen Group’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Aberdeen Group’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance and the individual’s performance. In calculating a portfolio manger’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the Aberdeen Group’s investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Generally, around 80% of a bonus will be determined by investment related matters and the remaining 20% will be based on more subjective issues. Performance for each fund is judged against the fund’s benchmark which, in the case of the Fund, is the S&P/ASX 200 Accumulation Index. Portfolio manager performance on investment matters is judged over all funds the fund manager contributes to and documented in the appraisal process.

The compensation of fund managers is a subjective exercise, and is not determined by a formulaic approach. Bonuses are not calculated based upon any particular movement in the performance of the Fund against the performance of a benchmark. The performance of the Fund against its benchmark is one of a number of factors used to determine managers’ compensation, but there is no direct weighting given to such factor. Other factors taken into account in the annual review process by the Aberdeen Remuneration Committee include adherence to the Aberdeen Group’s investment process, and subjective factors such as team participation and effectiveness in client presentations. Performance is measured on a year-by-year basis over the length of time that a fund manager has served in such capacity with respect to a fund.

Overall participation in team meetings, generation of original research ideas and contributing to external investment team presentations are also evaluated when determining a portfolio manager’s bonus. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary. In line with the Aberdeen Group’s Policy of retaining highly qualified and competent individuals, the Policy does not impose a limit with respect to amounts for discretionary bonuses.

Executive share option plan. The Aberdeen Group has an executive share option plan. Options are granted based on assessments of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised if the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share incentive plan. The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension. The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred bonus. During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses will be paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”). The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or

2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

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In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach. Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure. The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group. In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by stockholders or the Board of Directors as reflected in minutes of meetings of stockholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions. It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled. The Aberdeen Group Advisers are not required to aggregate transactions for client accounts. However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner. The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations. Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation. However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•	Do not intentionally favor any client account over any other client account;

•	Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•	Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•	Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•	Fully disclose their aggregation policies to all clients;

•	Provide individual investment advice to each client account;

•	Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•	Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•

Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•	Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

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For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund paid aggregate brokerage commissions of $193,456, $349,598, and $250,028, respectively. Commissions paid in 2006 reflect a lower portfolio turnover rate as compared to 2005.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2006, 2005, and 2004, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests. Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts. Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances. However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle. It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities. When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1. Price and Commission Rates. The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission). The Advisers do not engage in principal transactions. Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades). Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2. Execution Capability. Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution. Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•	speed of execution;

•	ratio of complete versus incomplete trades;

•	the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•	the character of and market for the particular security;

•	the size and type of transaction;

•	the number of primary markets that are checked;

•	the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•	the broker-dealer’s access to primary markets and quotation sources;

•	the broker-dealer’s familiarity with and knowledge of the primary markets;

•	the broker-dealer’s access to underwriting offerings and secondary markets;

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•	the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•	the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•	the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•	the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3. Responsiveness and Financial Responsibility. The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability. In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request. In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•	the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•	the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•	the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•	accuracy in preparation of confirmations; and

•	the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4. Other Factors. Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•	the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•	the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•	the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•

the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•	the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures. With respect to the Fund, these factors might include the broker-dealer’s ability to:

•	execute unique trading strategies;

•	execute and settle difficult trades;

•	handle client-directed brokerage arrangements;

•	implement step-outs;

•	participate in underwriting syndicates; and

•	obtain initial public offering shares.

5. Value of Execution and Research Services Provided. The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

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Effective December 2004, the Investment Manager discontinued the use of soft dollars with respect to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A. The Board has delegated to the Investment Manager and the Investment Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Investment Manager and Investment Adviser will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, and which are attached to this SAI as Appendix B. Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-866-839-5205 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Taxes

Tax Treatment of the Fund—General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“Code”).

To qualify as and to be taxed as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year (the “Distribution Requirement”). The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, amounts determined in accordance with its managed distribution policy, plus any additional distributions as may be necessary to satisfy the Distribution Requirement. To the extent that the Fund has earnings in excess of these distributed amounts, it may either distribute those earnings or forego all or a portion of any such distributions and pay the associated income tax.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the

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12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement in any given year; however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain. If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In addition, the stockholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to stockholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of stockholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. stockholder as ordinary income. To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

A portion of the dividends received from the Fund by an individual stockholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares.

Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

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Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands and generally will be long-term or short-term gain, depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

Passive Foreign Investment Companies

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its stockholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income. Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses). Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss. The Fund may make either of these elections with respect to its investments in foreign investment companies. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from foreign investment companies and its proceeds from dispositions of foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations— “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its stockholders as ordinary income.

23

For U.S. federal income and excise tax purposes, the Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia and New Zealand. Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above. However, remittances from Australia or New Zealand to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security. If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

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Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund’s dividend income derived from Australian sources generally is subject to a 15% Australian withholding tax. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s stockholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate stockholders. A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the stockholder.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its stockholders. With respect to the Fund, certain gains from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its stockholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to stockholders the ability to claim a deduction for the related foreign taxes. If the Fund is not eligible to make the election to “pass through” to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such stockholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically

25

present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate). If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign stockholder would have to file a return to obtain a refund of the stockholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “Tax Treatment of the Fund—General” for a discussion of the retention of net capital gains). In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a foreign stockholder is a non-resident alien individual, any gain such stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign stockholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Although not anticipated, Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” (including certain non-domestically-controlled REITs), will be taxable to foreign stockholders and will require such stockholders to file U.S. income tax returns.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such stockholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

The following discussion is based upon the advice of Blake Dawson Waldron, Australian counsel for the Fund, and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

Under current Australian law, the Fund will be regarded as a non-resident of Australia. Pursuant to the United States Australia Double Tax Agreement (“Tax Agreement”) and assuming the Fund to be a resident of the United States for the

26

purposes of the Tax Agreement and a “qualified person” entitled to the benefits of the Tax Agreement, the Fund will be liable to taxation in Australia on its business profits only if the Fund carries on business in Australia at or through a permanent establishment, and those business profits are attributable to the Fund’s Australian permanent establishment. Generally, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business in Australia through which it carries on business and if there is no person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority.

The Fund does not intend to have a fixed place of business in Australia or to give any person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly, the Fund should not be regarded as having a permanent establishment in Australia. As a result, none of the Fund’s profits arising from the carrying on of its business in Australia should be subject to Australian taxes.

The Fund will be subject to interest withholding tax at the rate of 10% on all interest payments and payments in the nature of interest (including discounts on money market securities) paid by a resident of Australia, or by a non-resident of Australia making the interest payment in carrying on business at or through a permanent establishment in Australia (unless the particular issue of securities qualifies for an exemption from interest withholding tax). Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by the issuer in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident. See “Taxation—United States Taxes—Foreign Withholding Taxes.” Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

The Fund will be subject to dividend withholding tax at the rate of 15% on all dividends paid by Australian resident companies, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement. However, dividends paid by Australian resident companies to the Fund will not be subject to dividend withholding tax to the extent that they have been franked under the Australian imputation rules. Australia’s system of dividend imputation, also known as “franking,” allows a company declaring a dividend to give the shareholder a credit (a franking credit) that represents the amount of tax already paid by the company. A company which declares a dividend out of profits which have borne the full rate of Australian corporate tax can attach franking credits to the dividend such that the dividend is “fully franked.” A fully franked dividend will not be subject to Australian dividend withholding tax. However, to the extent that dividends are declared from profits which have not borne the full rate of Australian corporate tax that portion of the dividend will be subject to dividend withholding tax at the rate of 15%, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.

CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AND DIVIDEND REINVESTMENT PLAN AGENT

Pursuant to a Custodian Contract dated November 25, 1985, as amended from time to time, State Street Bank and Trust Company (“State Street”), which has its principal business office at One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian for assets of the Fund held in the United States. The Board has authorized the delegation of various foreign custody responsibilities to State Street, as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder. State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board. State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Stock Transfer Agency Agreement dated July 19, 2004, as amended from time to time, The Bank of New York, which has its principal business office at 101 Barclay Street, New York, New York 10286, acts as the Fund’s transfer, dividend disbursing and dividend reinvestment plan agent.

EXPERTS

The financial statements, included in the Fund’s registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PwC is located at 300 Madison Avenue, New York, New York 10017. PwC provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Dechert LLP, 1775 I Street N.W., Washington D.C. 20006. Dechert LLP will rely as to matters of Maryland law on the opinion of Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978. Matters of Australian law will be passed on for the Fund by Blake Dawson Waldron, Level 36, Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia.

27

Dechert LLP, 1775 I Street N.W., Washington D.C. 20006, is counsel to the Fund and has represented the Fund in connection with the Fund’s registration statement. Sander M. Bieber, a member of Dechert LLP, serves as an Assistant Secretary to the Fund.

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PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2006

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—97.1%
Common Stocks—97.1%
Consumer Discretionary—8.9%
965,500	APN News & Media Corporation Limited*	$4,572,572
374,000	Billabong International Limited	4,538,104
840,500	TABCORP Holdings Limited	10,731,946

		19,842,622

Consumer Staples—10.3%
839,000	Foster’s Group Limited	4,187,728
1,028,500	Lion Nathan Limited	6,598,051
761,000	Woolworths Limited	12,184,339

		22,970,118

Energy—4.5%
345,500	Woodside Petroleum Limited	10,039,563

Financials—33.2%
738,000	Australia & New Zealand Banking Group Limited	16,584,783
171,500	Australian Stock Exchange Limited	4,698,121
447,500	Bendigo Bank Limited*	5,083,653
248,000	Commonwealth Bank of Australia*	9,154,337
815,000	QBE Insurance Group Limited	15,577,988
512,000	Suncorp-Metway Limited*	8,241,193
798,000	Westpac Banking Corporation Limited	14,789,900

		74,129,975

Industrials—11.3%
1,352,500	Downer EDI Limited	6,740,311
292,500	Leighton Holdings Limited	4,814,489
2,159,000	Qantas Airways Limited	7,083,947
246,500	Wesfarmers Limited*	6,588,644

		25,227,391

Materials—17.7%
934,000	BHP Billiton Limited*	19,717,328
327,000	Rio Tinto Limited*	19,839,039

		39,556,367

Property—4.8%
740,500	Westfield Group Limited	10,675,660

Telecommunication Services—3.5%
1,797,000	Telecom Corporation of New Zealand Limited	5,590,246
778,500	Telstra Corporation Limited*	2,385,671

		7,975,917

Utilities—2.9%
148,000	AGL Energy Limited	1,758,033
85,470	Alinta Limited	701,094
4,116,000	SP Ausnet	4,140,717

		6,599,844

Total Investments—97.1% (cost $133,819,096)		217,017,457
Other Assets in Excess of Liabilities—2.9%		6,570,563

Net Assets—100.0%		$223,588,020

*	Portion of security is on loan. (See Note 3)

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2006

Assets
Investments, at value (including $43,085,579 of securities on loan) (cost $133,819,096) (Note 3)	$217,017,457
Foreign currency, at value (cost $2,931,116)	3,009,190
Cash	1,034,174
Receivable for investments sold	2,792,924
Deferred offering expenses (Note 5)	151,198
Dividends receivable	4,507
Other assets	71,466

Total assets	224,080,916

Liabilities
Investment management fee payable	156,780
Offering expenses payable (Note 5)	46,500
Administration fee payable	7,456
Accrued expenses and other liabilities	282,160

Total liabilities	492,896

Net Assets	$223,588,020

Composition of Net Assets
Common Stock (par value $.01 per share)	$168,691
Paid-in capital in excess of par	135,127,779
Distributions in excess of net investment income	(1,833,137)
Accumulated net realized gains on investment transactions	8,366,719
Net unrealized appreciation on investments	68,879,622
Accumulated net realized foreign exchange losses	(1,558,983)
Net unrealized foreign exchange gains	14,437,329

Net Assets	$223,588,020

Net asset value per common share based on 16,869,121 shares issued and outstanding	$13.25

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $352,151)	$9,527,206
Interest	384,314
Income from securities loaned, net	53,633

9,965,153

Expenses
Investment management fee	1,766,552
Legal fees and expenses	454,454
Directors’ fees and expenses	219,219
Custodian’s fees and expenses	186,601
Reports to shareholders and proxy solicitation	136,204
Insurance expense	114,500
Administration fee	83,803
Independent auditors’ fees and expenses	80,840
Offering expenses	70,899
Investor relations fees and expenses	65,318
Transfer agent’s fees and expenses	29,399
Miscellaneous	47,662

Total expenses	3,255,451
Less reimbursement of costs by affiliate (Note 6)	(221,182)

Net expenses	3,034,269

Net investment income	6,930,884

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain on:
Investment transactions	16,987,814
Foreign currency transactions	5,618,853

22,606,667

Net change in unrealized appreciation/(depreciation) on:
Investments	19,316,908
Foreign currency translation	(309,640)

19,007,268

Net gain on investments and foreign currencies	41,613,935

Net Increase In Net Assets Resulting From Operations	$48,544,819

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2006	2005
Increase in Net Assets
Operations
Net investment income	$6,930,884	$6,265,995
Net realized gain on investment transactions	16,987,814	16,748,538
Net realized gain on foreign currency transactions	5,618,853	9,143,219
Net change in unrealized appreciation on investments	19,316,908	13,120,091
Net change in unrealized appreciation on foreign currency translation	(309,640)	(9,088,461)

Net Increase in Net Assets Resulting from Operations	48,544,819	36,189,382

Distributions to Shareholders from:
Net investment income	(8,064,605)	(8,487,831)
Long-term capital gains	(15,156,776)	(9,131,890)

Total decrease in net assets from distributions to shareholders	(23,221,381)	(17,619,721)
Common Stock Transactions

Reinvestment of dividends resulting in the issuance of 65,611 and 26,212 shares of common stock, respectively	824,718	300,532
Payment by shareholder of short-swing profit (Note 5)	19,036	—

Total increase in net assets from common stock transactions	843,754	300,532

Total increase in net assets resulting from operations	26,167,192	18,870,193
Net Assets
Beginning of year	197,420,828	178,550,635

End of year (including distributions in excess of net investment income of ($1,833,137) and ($1,665,273), respectively)	$223,588,020	$197,420,828

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance(1):
Net asset value, beginning of year	$11.75	$10.64	$9.38	$6.84	$5.97

Net investment income	0.41	0.37	0.28	0.12	0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	2.47	1.79	1.76	2.58	0.93

Total from investment operations	2.88	2.16	2.04	2.70	1.08

Distributions from:
Net investment income	(0.48)	(0.51)	(0.30)	(0.10)	(0.15)
Long-term capital gains	(0.90)	(0.54)	(0.36)	(0.07)	(0.07)
Tax return of capital	—	—	(0.12)	—	—

Total distributions	(1.38)	(1.05)	(0.78)	(0.17)	(0.22)

Payment by shareholder of short-swing profit (Note 5)	— (3)	—	—	—	—
Increase resulting from Fund share repurchase	—	—	—	0.01	0.01

Net asset value, end of year	$13.25	$11.75	$10.64	$9.38	$6.84

Market value, end of year	$14.00	$12.99	$10.25	$8.40	$5.73

Total Investment Return Based on(2):
Market value	20.09%	38.98%	32.53%	50.40%	12.55%
Net asset value	25.66%	21.11%	23.19%	40.69%	19.04%

Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of year (000 omitted)	$223,588	$197,421	$178,551	$157,419	$115,490
Average net assets (000 omitted)	$209,507	$194,946	$166,284	$128,662	$114,213
Net expenses	1.45%	1.48%	1.75%	2.55%	1.76%
Expenses without reimbursement	1.55%	1.48%	1.75%	2.55%	1.76%
Net investment income	3.31%	3.21%	2.85%	1.66%	2.33%
Portfolio turnover	16%	28%	23%	32%	56%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Amount is less than $0.005 per share.

NOTES TO FINANCIAL STATEMENTS

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at October 31, 2006.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Foreign Forward Currency Exchange Contracts:

A foreign forward currency exchange contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign forward currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the foreign forward currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no foreign forward currency exchange contracts outstanding at October 31, 2006.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2006, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2006. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

NOTES TO FINANCIAL STATEMENTS (continued)

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact of the adoption of SFAS 157 on the Fund’s financial statement disclosures is currently being evaluated.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Reclassification of Capital Accounts:

For the year ended October 31, 2006, the Fund decreased distributions in excess of net investment income by $965,857, decreased accumulated net realized gains on investment transactions by $855,102, increased accumulated net realized foreign exchange losses by $39,857 and decreased paid-in capital in excess of par by $70,898. These differences are primarily due to differing treatments for foreign currencies, non-deductible expenses and investments in passive foreign investment companies. Net investment income, net realized gains/(losses) and net assets were not affected by this change.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $437,671 to the Investment Adviser during the year ended October 31, 2006.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.04% of the Fund’s average weekly net assets, computed based on the net asset value applicable to the shares of common stock and the amount of any borrowings for investment purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2006, the Fund incurred fees of approximately $59,754 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 aggregated $33,579,338 and $48,720,264, respectively.

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $43,085,579. The Fund received $45,758,386 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures. Collateral was received in the form of U.S. Treasury Securities that the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

Note 4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

	October 31, 2006	October 31, 2005
Distributions paid from:
Ordinary Income	$8,586,262	$8,487,831
Net Long-Term Capital Gains	14,635,119	9,131,890

Total Taxable Distribution	$23,221,381	$17,619,721

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$—
Undistributed long-term capital gains-net	8,389,897

Total undistributed earnings	$8,389,897
Capital loss carryforward	—
Unrealized gain/(loss)-net	79,901,653	*

Total accumulated earnings/(loss)-net	$88,291,550

*	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and other book/tax temporary differences.

NOTES TO FINANCIAL STATEMENTS (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$ 150,015,281	$69,236,864	$2,234,688	$67,002,176

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2006, there were 16,869,121 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. For the fiscal years ended October 31, 2005 and October 31, 2006, the Fund did not repurchase any shares through this program.

On April 26, 2006, the Fund filed a registration statement for the public offering of additional shares of the Fund’s common stock. The registration statement has not yet been declared effective.

Based upon filings with the Securities and Exchange Commission, on October 19, 2006, Landesbank Berlin AG, a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) (“BGB”), was the beneficial owner of 2,783,741 shares of common stock (constituting approximately 16.5% of the Fund’s shares then outstanding).

In 2006, BGB paid the Fund $19,036, which it indicated represented the gain BGB was deemed to have realized with respect to sales of its shares of the Fund’s common stock within a period of six months of BGB’s purchase of over-the-counter call options to purchase shares of the Fund’s common stock.

Note 6. Reimbursement of Costs by Shareholder

In 2005, the Fund filed a registration statement with the Securities and Exchange Commission (the “2005 Registration Statement”), covering 3,975,000 shares of the Fund’s common stock then owned by BGB. The 2005 Registration Statement was declared effective on December 8, 2005. The expenses in connection with the preparation and filing of the 2005 Registration Statement were paid by the Fund and then reimbursed by BGB. The expenses related to the 2005 Registration Statement are included within the Statement of Operations in the applicable expense category and the aggregate reimbursement is reported separately.

Note 7. Subsequent Event

Subsequent to October 31, 2006, the Board of Directors declared on November 22, 2006 a quarterly distribution of 32 cents per share, payable on January 12, 2007 to shareholders of record on December 4, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 11, 2006

Portfolio of Investments (unaudited)

As of April 30, 2007

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—94.4%
Common Stocks—94.4%
Capital Goods—0.2%
65,806	Bradken Limited	$523,087

Consumer Discretionary—8.2%
1,099,500	APN News & Media Corporation Limited	5,500,154
405,000	Billabong International Limited	5,562,168
862,500	TABCORP Holdings Limited	12,993,999

		24,056,321

Consumer Staples—10.2%
958,000	Foster’s Group Limited	5,095,320
1,126,000	Lion Nathan Limited	8,575,602
697,000	Woolworths Limited	16,418,155

		30,089,077

Energy—4.7%
420,500	Woodside Petroleum Limited	13,797,098

Financials—33.2%
798,500	Australia & New Zealand Banking Group Limited	20,337,684
202,000	Australian Stock Exchange Limited	8,070,450
475,500	Bendigo Bank Limited*	6,304,802
268,000	Commonwealth Bank of Australia	11,769,140
786,000	QBE Insurance Group Limited*	20,189,409
664,000	Suncorp-Metway Limited	11,854,972
846,000	Westpac Banking Corporation Limited	19,047,710

		97,574,167

Industrials—8.8%
1,455,500	Downer EDI Limited*	9,074,008
260,000	Leighton Holdings Limited	7,535,416
284,500	Wesfarmers Limited	9,270,842

		25,880,266

Materials—17.1%
1,035,000	BHP Billiton Limited	25,422,292
362,500	Rio Tinto Limited*	25,004,057

		50,426,349

Property—4.7%
784,000	Westfield Group Limited	13,703,784

Telecommunication Services—3.2%
1,729,000	Telecom Corporation of New Zealand Limited*	6,202,652
788,500	Telstra Corporation Limited	3,064,952

		9,267,604

Utilities—4.1%
493,700	AGL Energy Limited	6,320,109
4,789,000	SP Ausnet	5,879,522

		12,199,631

Total long term investments—94.4% (cost $153,091,793)		277,517,384

SHORT-TERM INVESTMENT—2.4%

Par Amount
$ 7,034,000	Repurchase Agreement, State Street Bank and Trust Company, 4.60% dated 4/30/07, due 5/01/07 in the amount of $7,034,899 (collateralized by $5,140,000 U.S. Treasury Bonds, 8.75% due 8/15/20; value $7,180,318)	7,034,000

Total short-term investments—2.4% (cost $7,034,000)		7,034,000

Total Investments—96.8% (cost $160,125,793)		284,551,384
Other Assets in Excess of Liabilities—3.2%		9,468,923

Net Assets—100.0%		$294,020,307

*	Portion of security is on loan. (See Note 3)

Tax Cost of Investments

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2007 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$160,125,793	$124,425,591	$—	$124,425,591

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2007

Assets
Investments, at value (including $43,928,291 of securities on loan) (cost $160,125,793) (Note 3)	$284,551,384
Foreign currency, at value (cost $4,378,749)	4,424,767
Cash	555
Receivable for investments sold	5,894,115
Dividends and interest receivable	98,316
Other assets	13,199

Total assets	294,982,336

Liabilities
Payable for investments purchased	523,379
Investment management fee payable	198,099
Administration fee payable	9,864
Accrued expenses and other liabilities	230,687

Total liabilities	962,029

Net Assets	$294,020,307

Composition of Net Assets
Common Stock (par value $.01 per share)	$191,290
Paid-in capital in excess of par	165,465,834
Distributions in excess of net investment income	(5,257,830)
Accumulated net realized gains on investment transactions	8,432,413
Net unrealized appreciation on investments	99,201,564
Accumulated net realized foreign exchange gains	707,810
Net unrealized foreign exchange gains	25,279,226

Net Assets	$294,020,307

Net asset value per common share based on 19,128,968 shares issued and outstanding	$15.37

See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Period Ended April 30, 2007

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $85,712)	$4,632,571
Interest	269,223
Income from securities loaned, net	124,536

5,026,330

Expenses
Investment management fee	1,046,719
Legal fees and expenses	535,232
Directors’ fees and expenses	118,533
Custodian’s fees and expenses	93,659
Insurance expense	58,250
Reports to shareholders and proxy solicitation	51,835
Administration fee	51,311
Investor relations fees and expenses	38,695
Independent auditors’ fees and expenses	38,590
Transfer agent’s fees and expenses	15,131
Excise tax	9,212
Miscellaneous	31,874

Total expenses	2,089,041
Reimbursement of excise tax (Note 5)	(9,212)

Net expenses	2,079,829

Net investment income	2,946,501

Realized and Unrealized Gains on Investments and Foreign Currencies

Net realized gain on:
Investment transactions	8,455,591
Foreign currency transactions	2,266,793

10,722,384

Net change in unrealized appreciation on:
Investments	30,321,942
Foreign currency translation	10,841,897

41,163,839

Net gain on investments and foreign currencies	51,886,223

Net Increase In Net Assets Resulting From Operations	$54,832,724

See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
Increase in Net Assets
Operations
Net investment income	$2,946,501	$6,930,884
Net realized gain on investments transactions	8,455,591	16,987,814
Net realized gain on foreign currency transactions	2,266,793	5,618,853
Net change in unrealized appreciation on investments	30,321,942	19,316,908
Net change in unrealized appreciation/(depreciation) on foreign currency translation	10,841,897	(309,640)

Net Increase in Net Assets Resulting from Operations	54,832,724	48,544,819

Distributions to Shareholders from:
Net investment income	(6,371,194)	(8,064,605)
Long-term capital gains	(8,389,897)	(15,156,776)

Total decrease in net assets from distributions to shareholders	(14,761,091)	(23,221,381)

Common Stock Transactions

Reinvestment of dividends resulting in the issuance of 34,847 and 65,611 shares of common stock, respectively	496,245	824,718
Proceeds from the offering of common stock (Note 4)	31,150,000	—
Expenses in connection with offering of common stock	(1,285,591)	—
Payment by shareholder of short-swing profit	—	19,036

Total increase in net assets from common stock transactions	30,360,654	843,754

Total increase in net assets resulting from operations	70,432,287	26,167,192

Net Assets
Beginning of period	223,588,020	197,420,828

End of period (including distributions in excess of net investment income of ($5,257,830) and ($1,833,137), respectively)	$294,020,307	$223,588,020

See Notes to Financial Statements.

Financial Highlights

	For the Six Months Ended April 30, 2007 (unaudited)
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of period	$13.25

Net investment income	0.16
Net realized and unrealized gains on investments and foreign currencies	2.84

Total from investment operations	3.00

DISTRIBUTIONS FROM:
Net investment income	(0.33)
Long-term capital gains	(0.48)
Tax return of capital	—

Total distributions	(0.81)

Payment by shareholder of short-swing profit	—
Expenses in connection with offering of common stock	(0.07)
Increase resulting from Fund share repurchase	—

Net asset value, end of period	$15.37

Market value, end of period	$16.40

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	23.9%
Net asset value	22.7%

RATIO TO AVERAGE NET ASSETS/ SUPPLEMENTARY DATA:
Net assets, end of period (000 omitted)	$294,020
Average net assets (000 omitted)	$258,684
Net expenses	1.62	%(4)
Expenses without reimbursement	1.63	%(4)
Net investment income	2.30	%(4)
Portfolio turnover	12%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.
(4)	Annualized.

See Notes to Financial Statements.

Financial Highlights

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of period	$11.75	$10.64	$9.38	$6.84	$5.97

Net investment income	0.41	0.37	0.28	0.12	0.15
Net realized and unrealized gains on investments and foreign currencies	2.47	1.79	1.76	2.58	0.93

Total from investment operations	2.88	2.16	2.04	2.70	1.08

DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.51)	(0.30)	(0.10)	(0.15)
Long-term capital gains	(0.90)	(0.54)	(0.36)	(0.07)	(0.07)
Tax return of capital	—	—	(0.12)	—	—

Total distributions	(1.38)	(1.05)	(0.78)	(0.17)	(0.22)

Payment by shareholder of short-swing profit	— (3)	—	—	—	—
Expenses in connection with offering of common stock	—	—	—	—	—
Increase resulting from Fund share repurchase	—	—	—	0.01	0.01

Net asset value, end of period	$13.25	$11.75	$10.64	$9.38	$6.84

Market value, end of period	$14.00	$12.99	$10.25	$8.40	$5.73

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	20.09%	38.98%	32.53%	50.40%	12.55%
Net asset value	25.66%	21.11%	23.19%	40.69%	19.04%

RATIO TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000 omitted)	$223,588	$197,421	$178,551	$157,419	$115,490
Average net assets (000 omitted)	$209,507	$194,946	$166,284	$128,662	$114,213
Net expenses	1.45%	1.48%	1.75%	2.55%	1.76%
Expenses without reimbursement	1.55%	1.48%	1.75%	2.55%	1.76%
Net investment income	3.31%	3.21%	2.85%	1.66%	2.33%
Portfolio turnover	16%	28%	23%	32%	56%

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which

Notes to Financial Statements (unaudited) (continued)

available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Notes to Financial Statements (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“FX”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The FX is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the FX is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no FXs outstanding at April 30, 2007.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four

Notes to Financial Statements (unaudited) (continued)

quarter-end net asset values. In March 2007, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2007. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund’s financial statements, if any, has not been determined.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Notes to Financial Statements (unaudited) (continued)

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $254,772 to the Investment Adviser during the six months ended April 30, 2007.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.04% of the Fund’s average weekly net assets, computed based on the net asset value applicable to the shares of common stock and the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2007, the Fund incurred fees of approximately $31,200 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2007 aggregated $38,110,576 and $29,144,098, respectively.

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $43,928,291. The Fund received $46,211,138 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures. The collateral consisted of U.S. Treasury securities that the Fund cannot sell or repledge, and accordingly, is not reflected in the Fund’s Statement of Assets and Liabilities.

Note 4. Capital

There are 30 million shares of $0.01 par value common stock authorized. At April 30, 2007, there were 19,128,968 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. For the six months ended April 30, 2007 and the fiscal year ended October 31, 2006, the Fund did not repurchase any shares through this program.

On December 15, 2006, as a result of the public offering of additional shares of the Fund’s common stock, the Fund issued 2,225,000 shares of common stock at a price of $14.00 per share.

Based upon filings with the Securities and Exchange Commission, on April 25, 2007, Landesbank Berlin AG (the “Bank”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) (“BGB”), was the beneficial owner of 2,592,641 shares of common stock (constituting approximately 13.6% of the Fund’s shares then outstanding).

On May 8, 2007, the Fund filed a registration statement with the Securities and Exchange Commission. The registration statement will permit the Bank to sell its shares of the Fund on the open market pursuant to the registration provisions of the Securities Act of 1933. The Bank will bear a majority of the expenses in connection with the offering of shares pursuant to the registration statement, and those expenses not covered by the Bank will be paid by Aberdeen Asset Management Inc., the Fund’s administrator. The Fund will not pay any of the expenses in connection with the offering of shares pursuant to the registration statement. Although the registration statement has been filed with the Securities and Exchange Commission, it has not yet become effective.

Note 5. Reimbursement of Excise Tax by Sub-Administrator and Accounting Agent

In January 2007, it was determined that the Fund incurred an excise tax liability of $9,212. This liability was incurred due to a clerical error in calculating the calendar year-end distribution requirement. Princeton Administrators, LLC, the sub-administrator, and State Street New Jersey, the accounting agent, agreed to reimburse the Fund for this liability.

Note 6. Subsequent Event

Subsequent to April 30, 2007, the Fund declared a quarterly distribution of 34 cents per share, payable on July 13, 2007 to shareholders of record on June 29, 2007.

Appendix A

THE ABERDEEN FUNDS

PROXY VOTING POLICY AND PROCEDURES

AMENDED AND RESTATED DECEMBER 9, 2004

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), (“Funds” and each a “Fund”)1 and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

II. Definitions

A. “Best interest of Fund stockholders”—means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest”—means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager,2 investment adviser,3 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

[1]

Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

[2]	Aberdeen Asset Management Asia Limited serves as investment manager (“Manager”) to each Fund.
[3]	Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

III. Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

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C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Administrator4 will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Manager and Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser.

Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser’s decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

[4]	Aberdeen Asset Management Inc. serves as administrator (“Administrator”) to each Fund.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3) Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4) Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

A-2

V. Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund will also disclose in its annual report (beginning with the first annual report filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective December 9, 2004.

A-3

Appendix B

ABERDEEN U.S. REGISTERED ADVISERS

PROXY VOTING POLICIES AND PROCEDURES

AS OF FEBRUARY 8, 2006

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Asset Managers Limited (“Aberdeen UK”), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen, US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.

I.	Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1.	Aberdeen US Clients

The designated PA for Aberdeen US (“PA-US”), and the designated PA for Aberdeen UK (“PA-UK”), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee (“PC-US/UK”). Under Aberdeen US’s MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2.	Aberdeen Singapore Clients

Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-Asia”) located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E. Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A.	Documentation. The Aberdeen PAs are responsible for:

1.	Implementing and updating these Policies and Procedures;

2.	Overseeing the proxy voting process;

3.	Consulting with portfolio managers/analysts for the relevant portfolio security; and

4.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.	Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.	Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy - voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.	Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.

APPENDIX A1

PA-PHI

Alan Goodson

PA-UK

Members of Trade Processing Department in Scotland

Names	Titles
Barry McAllister	Investment Administration Supervisor

Eileen Reekie	Investment Administrator

PC-PHI/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

Names	Titles
Anne Richards	Chief Investment Officer

Andrew Preston	Head of Socially Responsible Investing (SRI)

James Capezzuto	Compliance Officer

***	From time to time one or more members of the committee may be represented by an authorized representative of their respective Department.

APPENDIX A2

PC-Asia Members

Shall comprise of three (3) members, but always to include at least one (1) representative from each of Group A, B and C respectively.

GROUP A:
Hugh Young	Equities Fund Manager

GROUP B:
Derek Fulton	Fixed Income Fund Manager
Alton Gwee	Fixed Income Fund Manager
Alison Briggs	Fixed Income Fund Manager
Ky Van Tang	Fixed Income Fund Manager
Annette Fraser	Fixed Income Fund Manager

GROUP C:
Christopher Beard	Compliance Officer
Teo Puay-Wei	Compliance Officer

PART C

Item 25.	Financial Statements and Exhibits

1. Financial Statements

(i)	Financial Highlights

(ii)	Portfolio of Investments as of October 31, 2006

(iii)	Statement of Assets and Liabilities as of October 31, 2006

(iv)	Statement of Operations for the fiscal year ended October 31, 2006

(v)	Statement of Changes in Net Assets for the fiscal year ended October 31, 2006 and for the fiscal year ended October 31, 2005

(vi)	Notes to the Financial Statements for the fiscal year ended October 31, 2006

(vii)	Report of Independent Registered Public Accounting Firm dated December 21, 2006

(ix)	Portfolio of Investments (unaudited) as of April 30, 2007

(x)	Statement of Assets and Liabilities (unaudited) as of April 30, 2007

(xi)	Statement of Operations (unaudited) for the six months ended April 30, 2007

(xii)	Statement of Changes in Net Assets for the six months ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006

(xiii)	Financial Highlights for the six months ended April 30, 2007 (unaudited)

(xiv)	Notes to the Financial Statements for the six months ended April 30, 2007

2. Exhibits:

(a)(1)	Articles of Incorporation filed September 30, 1985.[1]

(a)(2)	Change of Address of Resident Agent filed November 17, 1997.[2]

(a)(3)	Articles Supplementary dated as of August 16, 2000.[3]

(a)(4)	Articles of Amendment effective May 1, 2001.[4]

(a)(5)	Articles of Amendment filed June 27, 2003.[5]

(a)(6)	Articles Supplementary dated as of May 12, 2006.[6]

(b)	Bylaws as amended and restated through June 7, 2006.[7]

(c)	Not Applicable.

(d)	Form of Share Certificate for Registrant’s Common Stock.[8]

(e)	Dividend Reinvestment and Cash Purchase Plan.[9]

(f)	Not applicable.

(g)(1)	Investment Management Agreement between the Registrant and Aberdeen Asset Management Asia Limited (the “Investment Manager”) dated as of March 8, 2004.[10]

(g)(2)	Investment Advisory Agreement among the Registrant, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”) dated as of March 8, 2004.[11]

(h)	Form of Sales Agreement, dated as of , 2007, between Landesbank Berlin AG (the “Selling Stockholder”) and each Selling Broker.*

(i)	Not applicable.

(j)(1)	Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”) dated as of November 25, 1985.[12]

(j)(2)	Amendment to Custodian Contract between Registrant and State Street dated December 4, 1998.[13]

(j)(3)	Second Amendment to Custodian Contract between Registrant and State Street dated as of July 8, 2005.[14]

(k)(1)	Administration Agreement between the Registrant and Aberdeen Asset Management Inc., dated as of September 30, 2004.[15]

(k)(2)	Investor Relations Services Agreement between the Registrant and EquitiLink USA, Inc., dated as of March 1, 2000.[16]

1

(k)(3)	Assignment and Assumption of Investor Relations Services Agreement between EquitiLink USA, Inc. and Aberdeen Asset Management Inc. dated as of January 1, 2002.[1]

(k)(4)	Stock Transfer Agency Agreement by and between the Registrant and The Bank of New York dated as of July 19, 2004.[18]

(k)(5)	Amendment to Stock Transfer Agency Agreement between the Registrant and The Bank of New York dated November 10, 2004.[19]

(k)(6)	Sub-administration Agreement between Aberdeen Asset Management Inc. and Princeton Administrators, L.P. dated as of September 30, 2004.[20]

(k)(7)	Form of Cross-Indemnity Agreement, dated as of , 2007, between the Registrant and the Selling Stockholder.**

(k)(8)	Form of Indemnification Agreement, dated as of , 2007, between the Registrant and each Selling Broker.**

(l)(1)	Opinion and Consent of Dechert LLP.**

(l)(2)	Opinion and Consent of Venable LLP, Maryland counsel. **

(m)(1)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Adviser executed on December 27, 2006.[23]

(m)(2)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Manager executed on February 5, 2007.[24]

(n)	Consent of PricewaterhouseCoopers LLP, Independent Accountants.**

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics for Registrant.[21]

(r)(2)	Code of Ethics for Investment Manager and Investment Adviser.[22]

(s)	Powers of Attorney.[25]

*	Filed herewith.
**	To be filed by amendment.
[1]	Previously filed as exhibit (a)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[2]	Previously filed as exhibit (a)(2) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[3]

Previously filed as exhibit (a)(4) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 30, 2001 (file nos. 811-04438 and 33-76060) and incorporated herein by reference.

[4]	Previously filed as exhibit (a)(4) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[5]	Previously filed as exhibit (a)(5) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2003 (file no. 811-04438) and incorporated herein by reference.
[6]

Previously filed as exhibit (a)(6) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on July 18, 2006 (file no. 333-133618 and 811-04438) and incorporated herein by reference.

[7]

Previously filed as exhibit (b) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on July 18, 2006 (file no. 333-133618 and 811-04438) and incorporated herein by reference.

[8]

Previously filed as exhibit (d) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on July 18, 2006 (file no. 333-133618 and 811-04438) and incorporated herein by reference.

2

[9]	Previously filed as exhibit (e) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on November 29, 2005 (file no. 333-127305) and incorporated herein by reference.
[10]	Previously filed as exhibit (g)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[11]	Previously filed as exhibit (g)(2) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[12]	Previously filed as exhibit (j)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on November 29, 2005 (file no. 333-127305) and incorporated herein by reference.
[13]

Previously filed as exhibit (j)(4) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 30, 2001 (file nos. 811-04438 and 33-76060) and incorporated herein by reference.

[14]	Previously filed as exhibit (j)(3) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on November 29, 2005 (file no. 333-127305) and incorporated herein by reference.
[15]	Previously filed as exhibit (k)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[16]	Previously filed as exhibit (k)(2) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[17]	Previously filed as exhibit (k)(3) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[18]	Previously filed as exhibit (k)(4) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[19]	Previously filed as exhibit (k)(5) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[20]	Previously filed as exhibit (k)(6) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 (file no. 333-127305) and incorporated herein by reference.
[21]

Previously filed as exhibit (r)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on July 18, 2005 (file no. 333-133618 and 811-04438) and incorporated herein by reference.

[22]

Previously filed as exhibit (r)(2) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on July 18, 2006 (file no. 333-133618 and 811-04438) and incorporated herein by reference.

[23]	Previously filed as exhibit (m)(1) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on May 8, 2007 (file no. 333-142698) and incorporated herein by reference.
[24]	Previously filed as exhibit (m)(2) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on May 8, 2007 (file no. 333-142698) and incorporated herein by reference.
[25]	Previously filed as exhibit (s) to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on May 8, 2007 (file no. 333-142698) and incorporated herein by reference.

Item 26.	Marketing Arrangements

The Selling Stockholder has advised the Fund that there are no marketing arrangements.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$1,266
Printing	$15,000
Fees and expenses of qualification under state securities laws (including fees of counsel)	$0
Legal fees and expenses	$75,000
Auditing fees and expenses	$0
Miscellaneous	$0
Total	$91,266

Item 28.	Persons Controlled by or Under Common Control

None.

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Item 29.	Number of Holders of Securities

As of April 30, 2007:

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common Stock ($.01 par value per share)	14,572

Item 30.	Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant’s bylaws (as amended to date) provides:

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act. The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

Section 2. Advances. Any current or former Director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the 1940 Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking; (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither “interested persons” as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the 1940 Act, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

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Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation and each Director Emeritus may be indemnified, and reasonable expenses may be advanced to such employee, agent or Director Emeritus, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the 1940 Act.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to any Director, Director Emeritus, officer, employee or agent by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

Section 6. Amendments. References in the Article are to the Maryland General Corporation Law and to the 1940 Act. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Bylaws or Charter of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Director Emeritus, officer, employee or agent of the Corporation or who, while a Director, Director Emeritus, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 3 of the Management Agreement, filed as Exhibit (g)(1), for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Advisory Agreement, filed as Exhibit (g)(2), for provisions relating to limitation of liability of the Investment Adviser.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

The Fund and the Selling Stockholder will enter into an agreement, upon the effectiveness of this Registration Statement, pursuant to which they will agree to indemnify each other against certain liabilities, including liabilities under the 1933 Act. However, the agreement will provide that the Fund will not indemnify the Selling Stockholder for any liability arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties by Mr. Sell in his capacity as a Director of the Fund.

The Selling Stockholder has informed the Fund that pursuant to the sales agreement that the Selling Stockholder intends to enter into with each Selling Broker, the Selling Stockholder will agree to indemnify the Selling Broker in connection with the accuracy and completeness of the information provided by the Selling Stockholder to the Fund for inclusion in and/or preparation of this Registration Statement and in fact included herein.

The Fund anticipates entering into an agreement with each Selling Broker, pursuant to which the Fund will agree to indemnify the Selling Broker in connection with the accuracy and completeness of the information provided by the Fund for inclusion in this Registration Statement.

With respect to the offering of shares of the Fund by Bankgesellschaft Berlin AG (“BGB”), the predecessor to Landesbank Berlin Holding AG, the parent company of the Selling Stockholder pursuant to a registration statement on Form N-2 filed by the Fund on August 8, 2005 (the “2005 Registration Statement”), the Fund and BGB entered into an agreement pursuant to which they agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act. However, the agreement provides that the Fund will not indemnify BGB for any liability arising out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of Mr. Sell in his capacity as a Director of the Fund. Pursuant to sales agreements entered into by BGB with its selling brokers in connection with the 2005 Registration

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Statement, BGB agreed to indemnify the selling brokers in connection with the accuracy and completeness of the information provided by BGB to the Fund for inclusion in and/or preparation of the 2005 Registration Statement and in fact included therein. In connection with the 2005 Registration Statement, the Fund entered into agreements with each selling broker, pursuant to which the Fund agreed to indemnify each selling broker in connection with the accuracy and completeness of the information provided by the Fund for inclusion in the 2005 Registration Statement.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Name	Capacity, Name of Company (Principal Business Address)
Martin J. Gilbert	Chairman, FirstGroup plc 395 King Street Aberdeen AB24 5RP

Chairman, Chaucer Holdings PLC 9 Devonshire Square Culters Gardens London EC2M 4WL

Director, Templar Hotels Limited South Deeside Road Maryculter Aberdeenshire AB12 5GB

Director, Maryculter House Hotel Limited South Deeside Road Maryculter Aberdeenshire AB12 5GB

Director, Balgranach Properties Limited Investment House 6 Union Row Aberdeen AB10 1DQ

Director, Bogey One Limited One London Wall London EC2Y 5AB

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Item 32.	Location of Accounts and Records

Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103	Dechert LLP 1775 I Street N.W. Washington, DC 20006

For records pursuant to Rule 31a-1(f) and Rule 31a-2(e)	For records pursuant to Rule 31a-1(b)(5), (6), (7), (9), (10), (11) Rule 31a-1(f) Rule 31a-2(e)	For records pursuant to Rule 31a-2(a)(3) and Rule 31a-2(a)(5) and (6)	For records pursuant to Rule 31a-1(b)(4) and Rule 31a-2(a)(4), (5), (6)

Princeton Administrators, LLC 800 Scudders Mill Road Princeton, NJ 08536	The Bank of New York P.O. Box 11258 Church Street Station New York, New York 10286	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

For records pursuant to Rule 31a-2(a)(1) and (2)	For records pursuant to Rule 31a- 1(b)(2)(iv)	For records pursuant to
Rule 31a-1(b)(1)
• With the exception of ‘the
market on which effected’ and
‘the name of the person
through or from whom
purchased or received or to
whom sold or delivered’,
and
		Rule 31a-1(b)(2) (i) (e) and (f)	For records pursuant to Rule 31a-1(b)(2)(i)(a), (b), (c) and (d)
Rule 31a-1(b)(2)(ii) Rule 31a-1(b)(2)(iii) Rule 31a-1(b)(3) Rule 31a-1(b)(8) Rule 31a-1(b)(12) Rule 31a-2(a)(1) and (2)

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a) Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b) The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2) Not applicable.

(3) Not applicable.

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(4) The Registrant undertakes:

(a) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) Not applicable.

(5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia on this 29th day of June, 2007.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

*
Martin J. Gilbert
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

*	Chairman	June 29, 2007
Neville J. Miles

*	President	June 29, 2007
Martin J. Gilbert

*	Treasurer, Assistant Secretary	June 29, 2007
Christian Pittard

*	Director	June 29, 2007
Anthony E. Aaronson

*	Director	June 29, 2007
David L. Elsum

*	Director	June 29, 2007
William J. Potter

*	Director	June 29, 2007
Peter D. Sacks

*	Director	June 29, 2007
Moritz Sell

*	Director	June 29, 2007
John T. Sheehy

*	Director	June 29, 2007
Hugh Young

* By	/s/ Tiffany Ann Ford
Tiffany Ann Ford
as Attorney-in-Fact

Exhibit Index

(h)	Form of Sales Agreement, dated as of , 2007, between Landesbank Berlin AG (the “Selling Stockholder”) and each Selling Broker.